EXHIBIT 4.04







           __________________________________________



                     ENTERGY ARKANSAS, INC.

                               TO

                      THE BANK OF NEW YORK

                                             Trustee



                           _________


                           Indenture
          (For Unsecured Subordinated Debt Securities
                 relating to Trust Securities)


                  Dated as of July 1, 1996




           __________________________________________

                       TABLE OF CONTENTS


PARTIES                                                         1

RECITAL OF THE COMPANY                                          1

ARTICLE ONE                                                     1

Definitions and Other Provisions of General Application         1
    SECTION 101.  Definitions                             1
         Act                                              2
         Additional Interest                              2
         Affiliate                                        2
         Authenticating Agent                             2
         Authorized Officer                               2
         Board of Directors                               2
         Board Resolution                                 2
         Business Day                                     2
         Commission                                       3
         Company                                          3
         Company Request or Company Order                 3
         Corporate Trust Office                           3
         corporation                                      3
         Defaulted Interest                               3
         Dollar or $                                      3
         Event of Default                                 3
         Governmental Authority                           3
         Government Obligations                           3
         Guarantee                                        4
         Holder                                           4
         Indenture                                        4
         Interest Payment Date                            4
         Maturity                                         4
         Officer's Certificate                            4
         Opinion of Counsel                               4
         Outstanding                                      4
         Paying Agent                                     5
         Person                                           5
         Place of Payment                                 5
         Predecessor Security                             5
         Preferred Securities                             6
         Redemption Date                                  6
         Redemption Price                                 6
         Regular Record Date                              6
         Responsible Officer                              6
         Securities                                       6
         Security Register and Security Registrar         6
         Senior Indebtedness                              6
         Special Record Date                              6
         Stated Maturity                                  7
         Trust                                            7
         Trust Agreement                                  7
         Trust Indenture Act                              7
         Trustee                                          7
         United States                                    7
    SECTION 102.  Compliance Certificates and Opinions    7
    SECTION 103.  Form of Documents Delivered to Trustee  8
    SECTION 104.  Acts of Holders                         9
    SECTION 105.  Notices, etc. to Trustee and Company   10
    SECTION 106.  Notice to Holders of Securities;
                  Waiver                                 12
    SECTION 107.  Conflict with Trust Indenture Act      12
    SECTION 108.  Effect of Headings and Table of
                  Contents                               12
    SECTION 109.  Successors and Assigns                 12
    SECTION 110.  Separability Clause                    12
    SECTION 111.  Benefits of Indenture                  13
    SECTION 112.  Governing Law                          13
    SECTION 113.  Legal Holidays                         13

ARTICLE TWO                                              14

Security Forms                                           14
    SECTION 201.  Forms Generally                        14
    SECTION 202.  Form of Trustee's Certificate of
                  Authentication                         14

ARTICLE THREE                                            15
The Securities                                           15
    SECTION 301.  Amount Unlimited; Issuable in Series   15
    SECTION 302.  Denominations                          18
    SECTION 303.  Execution, Authentication, Delivery
                  and Dating                             18
    SECTION 304.  Temporary Securities                   20
    SECTION 305.  Registration, Registration of
                  Transfer and Exchange                  21
    SECTION 306.  Mutilated, Destroyed, Lost and
                  Stolen Securities                      22
    SECTION 307.  Payment of Interest; Interest Rights
                  Preserved                              23
    SECTION 308.  Persons Deemed Owners                  24
    SECTION 309.  Cancellation by Security Registrar     24
    SECTION 310.  Computation of Interest                24
    SECTION 311.  Extension of Interest Payment          24
    SECTION 312.  Additional Interest.                   25
    SECTION 313.  CUSIP Numbers                          25

ARTICLE FOUR                                             25

Redemption of Securities                                 25
    SECTION 401.  Applicability of Article               25
    SECTION 402.  Election to Redeem; Notice to
                  Trustee                                25
    SECTION 403.  Selection of Securities to Be
                  Redeemed                               26
    SECTION 404.  Notice of Redemption                   26
    SECTION 405.  Securities Payable on Redemption
                  Date                                   28
    SECTION 406.  Securities Redeemed in Part            28

ARTICLE FIVE                                             28

Sinking Funds                                            28
    SECTION 501.  Applicability of Article               28
    SECTION 502.  Satisfaction of Sinking Fund
                  Payments with Securities               29
    SECTION 503.  Redemption of Securities for Sinking
                  Fund                                   29

ARTICLE SIX                                              30

Covenants                                                30
    SECTION 601.  Payment of Principal, Premium and
                  Interest                               30
    SECTION 602.  Maintenance of Office or Agency        30
    SECTION 603.  Money for Securities Payments to Be
                  Held in Trust                          31
    SECTION 604.  Corporate Existence                    32
    SECTION 605.  Maintenance of Properties              32
    SECTION 606.  Annual Officer's Certificate as to
                  Compliance.                            32
    SECTION 607.  Waiver of Certain Covenants            33
    SECTION 608.  Restriction on Payment of Dividends    33
    SECTION 609.  Maintenance of Trust Existence         34
    SECTION 610.  Rights of Holders of Preferred
                  Securities                             34

ARTICLE SEVEN                                            34

Satisfaction and Discharge                               34
    SECTION 701.  Satisfaction and Discharge of
                  Securities                             34
    SECTION 702.  Satisfaction and Discharge of
                  Indenture                              37
    SECTION 703.  Application of Trust Money             37

ARTICLE EIGHT                                            38

Events of Default; Remedies                              38
    SECTION 801.  Events of Default                      38
    SECTION 802.  Acceleration of Maturity; Rescission
                  and Annulment                          40
    SECTION 803.  Collection of Indebtedness and Suits
                  for Enforcement by Trustee             41
    SECTION 804.  Trustee May File Proofs of Claim       41
    SECTION 805.  Trustee May Enforce Claims Without
                  Possession of Securities               42
    SECTION 806.  Application of Money Collected         42
    SECTION 807.  Limitation on Suits                    43
    SECTION 808.  Unconditional Right of Holders to
                  Receive Principal,
                  Premium and Interest                   44
    SECTION 809.  Restoration of Rights and Remedies     44
    SECTION 810.  Rights and Remedies Cumulative         44
    SECTION 811.  Delay or Omission Not Waiver           44
    SECTION 812.  Control by Holders of Securities       45
    SECTION 813.  Waiver of Past Defaults                45
    SECTION 814.  Undertaking for Costs                  46
    SECTION 815.  Waiver of Stay or Extension Laws       46

ARTICLE NINE                                             46

The Trustee                                              46
    SECTION 901.  Certain Duties and Responsibilities    46
    SECTION 902.  Notice of Defaults                     48
    SECTION 903.  Certain Rights of Trustee              48
    SECTION 904.  Not Responsible for Recitals or
                  Issuance of Securities                 49
    SECTION 905.  May Hold Securities                    49
    SECTION 906.  Money Held in Trust                    50
    SECTION 907.  Compensation and Reimbursement         50
    SECTION 908.  Disqualification; Conflicting
                  Interests.                             50
    SECTION 909.  Corporate Trustee Required;
                  Eligibility                            51
    SECTION 910.  Resignation and Removal; Appointment
                  of Successor                           51
    SECTION 911.  Acceptance of Appointment by
                  Successor                              53
    SECTION 912.  Merger, Conversion, Consolidation or
                  Succession to Business                 54
    SECTION 913.  Preferential Collection of Claims
                  Against Company                        55
    SECTION 914.  Co-trustees and Separate Trustees.     55
    SECTION 915.  Appointment of Authenticating Agent    56

ARTICLE TEN                                              58

Holders' Lists and Reports by Trustee and Company        58
    SECTION 1001.  Lists of Holders                      58
    SECTION 1002.  Reports by Trustee and Company        59

ARTICLE ELEVEN                                           59

Consolidation, Merger, Conveyance or Other Transfer      59
    SECTION 1101.  Company May Consolidate, etc., Only
                   on Certain Terms                      59
    SECTION 1102.  Successor Corporation Substituted     60

ARTICLE TWELVE                                           60

Supplemental Indentures                                  60
    SECTION 1201.  Supplemental Indentures Without
                   Consent of Holders                    60
    SECTION 1202.  Supplemental Indentures With
                   Consent of Holders                    62
    SECTION 1203.  Execution of Supplemental
                   Indentures                            64
    SECTION 1204.  Effect of Supplemental Indentures     64
    SECTION 1205.  Conformity With Trust Indenture Act   64
    SECTION 1206.  Reference in Securities to
                   Supplemental Indentures               64
    SECTION 1207.  Modification Without Supplemental
                   Indenture                             65

ARTICLE THIRTEEN                                         65

Meetings of Holders; Action Without Meeting              65
    SECTION 1301.  Purposes for Which Meetings May Be
                   Called                                65
    SECTION 1302.  Call, Notice and Place of Meetings    65
    SECTION 1303.  Persons Entitled to Vote at
                   Meetings                              66
    SECTION 1304.  Quorum; Action                        66
    SECTION 1305.  Attendance at Meetings;
                   Determination of Voting Rights;
                   Conduct and Adjournment of Meetings   67
    SECTION 1306.  Counting Votes and Recording Action
                   of Meetings                           68
    SECTION 1307.  Action Without Meeting                68

ARTICLE FOURTEEN                                         69

Immunity of Incorporators, Stockholders, Officers and
     Directors                                           69
    SECTION 1401.  Liability Solely Corporate            69

ARTICLE FIFTEEN                                          69

Subordination of Securities                              69
    SECTION 1501.  Securities Subordinate to Senior
                   Indebtedness.                         69
    SECTION 1502.  Payment Over of Proceeds of
                   Securities                            70
    SECTION 1503.  Disputes with Holders of Certain
                   Senior Indebtedness                   72
    SECTION 1504.  Subrogation                           72
    SECTION 1505.  Obligation of the Company
                   Unconditional                         72
    SECTION 1506.  Priority of Senior Indebtedness
                   Upon Maturity                         73
    SECTION 1507.  Trustee as Holder of Senior
                   Indebtedness                          73
    SECTION 1508.  Notice to Trustee to Effectuate
                   Subordination                         73
    SECTION 1509.  Modification, Extension, etc. of
                   Senior Indebtedness                   74
    SECTION 1510.  Trustee Has No Fiduciary Duty to
                   Holders of Senior Indebtedness        74
    SECTION 1511.  Paying Agents Other Than the
                   Trustee                               74
    SECTION 1512.  Rights of Holders of Senior
                   Indebtedness Not Impaired             74
    SECTION 1513.  Effect of Subordination Provisions;
                   Termination                           75

Testimonium                                              76

Signatures and Seals                                     76

Acknowledgements                                         78

                     ENTERGY ARKANSAS, INC.

   Reconciliation and tie between Trust Indenture Act of 1939 and Indenture, dated as of July 1, 1996


Trust Indenture Act Section                 Indenture Section

 310 (a)(1)                                              909
     (a)(2)                                              909
     (a)(3)                                              914
     (a)(4)                                        Not Applicable
     (b)                                                 908
                                                         910
 311 (a)                                                 913
     (b)                                                 913
     (c)                                                 913
 312 (a)                                                1001
     (b)                                                1001
     (c)                                                1001
 313 (a)                                                1002
     (b)                                                1002
     (c)                                                1002
 314 (a)                                                1002
     (a)(4)                                              606
     (b)                                           Not Applicable
     (c)(1)                                              102
     (c)(2)                                              102
     (c)(3)                                        Not Applicable
     (d)                                           Not Applicable
     (e)                                                 102
 315 (a)                                                 901
                                                         903
     (b)                                                 902
     (c)                                                 901
     (d)                                                 901
     (e)                                                 814
 316 (a)                                                 812
                                                         813
     (a)(1)(A)                                           802
                                                         812
     (a)(1)(B)                                           813
     (a)(2)                                        Not Applicable
     (b)                                                 808
 317 (a)(1)                                              803
     (a)(2)                                              804
     (b)                                                 603
 318 (a)                                                 107

           INDENTURE, dated as of July 1, 1996, between ENTERGY ARKANSAS, INC., a corporation duly organized and existing under the laws of the State of Arkansas (herein called the "Company"), having its principal office at 425 West Capitol, Little Rock, Arkansas 72201, and THE BANK OF NEW YORK, a New York banking corporation, having its principal corporate trust office at 101 Barclay Street, New York, New York 10286, as Trustee (herein called the "Trustee").

                 RECITAL OF THE COMPANY



           The Company has duly authorized the execution and delivery of this Indenture to provide for the issuance from time to time of its unsecured subordinated debentures, notes or other evidences of indebtedness (herein called the "Securities"), in an unlimited aggregate principal amount to be issued in one or more series as contemplated herein; and all acts necessary to make this Indenture a valid agreement of the Company have been performed.

           For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires, capitalized terms used herein shall have the meanings assigned to them in Article One of this Indenture.

          NOW, THEREFORE, THIS INDENTURE WITNESSETH:

           That in order to declare the terms and conditions upon which the Securities are to be authenticated, issued and delivered and in consideration of the premises and the purchase of the Securities by the Holders thereof, it is mutually covenanted and agreed, for the equal and proportionate benefit of all Holders of the Securities or of any series thereof, as follows:




                        ARTICLE ONE

  Definitions and Other Provisions of General Application

SECTION 101.  Definitions.

           For all purposes of this Indenture, except as otherwise expressly provided or unless the context otherwise requires:

         (a) the terms defined in this Article have the meanings assigned to them in this Article and include the plural as well as the singular;

         (b) all terms used herein without definition which are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein;

         (c) all accounting terms not otherwise defined herein have the meanings assigned to them in accordance with generally accepted accounting principles in the United States, and, except as otherwise herein expressly provided, the term "generally accepted accounting principles" with respect to any computation required or permitted hereunder shall mean such accounting principles as are generally accepted in the United States at the date of such computation or, at the election of the Company from time to time, at the date of the execution and delivery of this Indenture; provided, however, that in determining generally accepted accounting principles applicable to the Company, the Company shall, to the extent required, conform to any order, rule or regulation of any administrative agency, regulatory authority or other governmental body having jurisdiction over the Company; and

         (d) the words "herein", "hereof" and "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section or other subdivision.

        Certain terms, used principally in Article Nine, are defined in that Article.

        "Act",     when used with respect to any Holder of a
Security, has the meaning specified in Section 104.

         "Additional Interest"     has the meaning specified
in Section 312.

         "Affiliate" of any specified Person means any other Person directly or indirectly controlling or controlled by or under direct or indirect common control with such specified Person. For the purposes of this definition,
"control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise; and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

             "Authenticating  Agent"      means  any  Person
(other than the Company or an Affiliate of the Company) au thorized by the Trustee to act on behalf of the Trustee to authenticate one or more series of Securities.

         "Authorized Officer"     means the Chairman of  the
Board, the President, any Vice President, the Treasurer, any
Assistant Treasurer, or any other duly authorized officer of the Company.

         "Board of Directors"     means either the board  of
directors of the Company or any committee thereof duly authorized to act in respect of matters relating to this Indenture.

         "Board Resolution" means a copy of a resolution certified by the Secretary or an Assistant Secretary of the Company to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification, and delivered to the Trustee.

          "Business Day", when used with respect to a Place of Payment or any other particular location specified in the Securities or this Indenture, means any day, other than a Saturday or Sunday, which is not a day on which banking institutions or trust companies in such Place of Payment or other location are generally authorized or required by law, regulation or executive order to remain closed, except as may be otherwise specified as contemplated by Section 301.

          "Commission" means the Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or, if at any time after the date of execution and delivery of this Indenture such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body, if any, performing such duties at such time.

           "Company" means the Person named as the "Company" in the first paragraph of this Indenture until a successor Person shall have become such pursuant to the applicable provisions of this Indenture, and thereafter "Company" shall mean such successor Person.

          "Company Request" or "Company Order"      means  a
written request or order signed in the name of the Company by an Authorized Officer and delivered to the Trustee.

        "Corporate Trust Office" means the office of the Trustee at which at any particular time its corporate trust business shall be principally administered, which office at the date of execution and delivery of this Indenture is located at 101 Barclay Street, 21 West, New York, New York 10286.

         "corporation"     means a corporation, association,
company, joint stock company or business trust.

          "Defaulted Interest"     has the meaning specified
in Section 307.

          "Dollar"  or  "$"      means  a  dollar  or  other
equivalent  unit  in  such coin or currency  of  the  United
States as at the time shall be legal tender for the payment of public and private debts.

         "Event of Default" with respect to Securities of  a
particular  series     has the meaning specified in  Section
801.

        "Governmental Authority" means the government of the United States or of any State or Territory thereof or of the District of Columbia or of any county, municipality or other political subdivision of any of the foregoing, or any department, agency, authority or other instrumentality of any of the foregoing.

        "Government Obligations"     means:

              (a) direct obligations of, or obligations the principal of and interest on which are unconditionally guaranteed by, the United States and entitled to the benefit of the full faith and credit thereof; and

             (b) certificates, depositary receipts or other instruments which evidence a direct ownership interest in obligations described in clause (a) above or in any specific interest or principal payments due in respect thereof; provided, however, that the custodian of such obligations or specific interest or principal payments shall be a bank or trust company (which may include the Trustee or any Paying Agent) subject to Federal or state supervision or examination with a combined capital and surplus of at least $50,000,000; and provided, further, that except as may be otherwise required by law, such custodian shall be obligated to pay to the holders of such certificates, depositary receipts or other instruments the full amount received by such custodian in respect of such obligations or specific payments and shall not be permitted to make any deduction therefrom.

          "Guarantee"       means  the  guarantee   agreement
   delivered from the Company to a Trust, for the benefit of the holders of Preferred Securities issued by such Trust.

         "Holder"     means a Person in whose name a Security
   is registered in the Security Register.

         "Indenture" means this instrument as originally executed and delivered and as it may from time to time be supplemented or amended by one or more indentures supplemental hereto entered into pursuant to the applicable provisions hereof and shall include the terms of a particular series of Securities established as contemplated by Section 301.

         "Interest Payment Date",     when used with  respect
   to   any  Security,  means  the  Stated  Maturity  of   an
   installment of interest on such Security.

          "Maturity", when used with respect to any Security, means the date on which the principal of such Security or an installment of principal becomes due and payable as provided in such Security or in this Indenture, whether at the Stated Maturity, by declaration of acceleration, upon call for redemption or otherwise.

          "Officer's  Certificate"      means  a  certificate
   signed by an Authorized Officer and delivered to the Trustee.

         "Opinion of Counsel"     means a written opinion  of
   counsel, who may be counsel for the Company, or other counsel acceptable to the Trustee.

          "Outstanding",      when  used  with   respect   to
   Securities, means, as of the date of determination, all Securities theretofore authenticated and delivered under this Indenture, except:

              (a) Securities theretofore canceled by the Trustee or delivered to the Trustee for cancellation;

              (b) Securities deemed to have been paid in accordance with Section 701; and

             (c)  Securities which have been paid pursuant to
        Section 306 or in exchange for or in lieu of which other Securities have been authenticated and delivered pursuant to this Indenture, other than any such Securities in respect of which there shall have been presented to the Trustee proof satisfactory to it and the Company that such Securities are held by a bona fide purchaser or purchasers in whose hands such Securities are valid obligations of the Company;

   provided, however, that in determining whether or not the Holders of the requisite principal amount of the Securities Outstanding under this Indenture, or the
   Outstanding Securities of any series, have given any request, demand, authorization, direction, notice, consent or waiver hereunder or whether or not a quorum is present at a meeting of Holders of Securities, Securities owned by the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor (unless the Company, such Affiliate or such obligor owns all Securities Outstanding under this Indenture, or (except for purposes of actions to be taken by Holders generally under Section 812 or 813) all Outstanding Securities of each such series, as the case may be, determined without regard to this provision) shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver or upon any such determination as to the presence of a quorum, only Securities which the Trustee knows to be so owned shall be so disregarded; provided, however, that Securities so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Securities and that the pledgee is not the Company or any other obligor upon the Securities or any Affiliate of the Company or of such other obligor; and provided, further, that, in the case of any Security the principal of which is payable from time to time without presentment or surrender, the principal amount of such Security that shall be deemed to be Outstanding at any time for all purposes of this Indenture shall be the original principal amount thereof less the aggregate amount of principal thereof theretofore paid.

         "Paying Agent" means any Person, including the Company, authorized by the Company to pay the principal of, and premium, if any, or interest, if any, on any Securities on behalf of the Company.

          "Person"   means   any   individual,   corporation,
   partnership,  joint  venture,  trust,  limited   liability
   company, limited liability partnership or unincorporated organization or any Governmental Authority.

         "Place of Payment", when used with respect to the Securities of any series, means the place or places, specified as contemplated by Section 301, at which, subject to Section 602, principal of and premium, if any, and interest, if any, on the Securities of such series are payable.

         "Predecessor Security" of any particular Security means every previous Security evidencing all or a portion of the same debt as that evidenced by such particular Security; and, for the purposes of this definition, any Security authenticated and delivered under Section 306 in exchange for or in lieu of a mutilated, destroyed, lost or stolen Security shall be deemed (to the extent lawful) to evidence the same debt as the mutilated, destroyed, lost or stolen Security.

         "Preferred Securities" means any preferred trust interests issued by a Trust or similar securities issued by permitted successors to such Trust in accordance with the Trust Agreement pertaining to such Trust.

         "Redemption Date", when used with respect to any Security to be redeemed, means the date fixed for such redemption by or pursuant to this Indenture.

         "Redemption Price", when used with respect to any Security to be redeemed, means the price at which it is to be redeemed pursuant to this Indenture.

        "Regular Record Date" for the interest payable on any Interest Payment Date on the Securities of any series means the date specified for that purpose as contemplated by Section 301.

         "Responsible Officer", when used with respect to the Trustee, means any officer of the Trustee assigned by the Trustee to administer its corporate trust matters.

         "Securities"  has the meaning stated  in  the  first
   recital of this Indenture and more particularly means  any
   securities   authenticated  and   delivered   under   this
   Indenture.

        "Security Register" and "Security Registrar" have the respective meanings specified in Section 305.

         "Senior Indebtedness" means all obligations (other than non-recourse obligations and the indebtedness issued under this Indenture) of, or guaranteed or assumed by, the Company for borrowed money, including both senior and subordinated indebtedness for borrowed money (other than the Securities), or for the payment of money relating to any lease which is capitalized on the consolidated balance sheet of the Company and its subsidiaries in accordance with generally accepted accounting principles as in effect from time to time, or evidenced by bonds, debentures, notes or other similar instruments, and in each case, amendments, renewals, extensions, modifications and refundings of any such indebtedness or obligations, whether existing as of the date of this Indenture or subsequently incurred by the Company unless, in the case of any particular indebtedness, obligation, renewal, extension or refunding, the instrument creating or evidencing the same or the assumption or guarantee of the same expressly provides that such indebtedness, obligation, renewal, extension or refunding is not superior in right of payment to or is pari passu with the Securities; provided that the Company's obligations under the Guarantee shall not be deemed to be Senior Indebtedness.

          "Special Record Date" for the payment of any Defaulted Interest on the Securities of any series means a date fixed by the Trustee pursuant to Section 307.

         "Stated Maturity", when used with respect to any obligation or any installment of principal thereof or interest thereon, means the date on which the principal of such obligation or such installment of principal or interest is stated to be due and payable (without regard to any provisions for redemption, prepayment, acceleration, purchase or extension).

         "Trust" means Entergy Arkansas Capital I, Entergy Arkansas Capital II, Entergy Arkansas Capital III, each a statutory business trust created under the laws of the State of Delaware, or any other Trust designated pursuant to Section 301 hereof or any permitted successor under the Trust Agreement pertaining to such Trust.

         "Trust Agreement" means the Amended and Restated Trust Agreement, dated as of _____________________, 1996, relating to Entergy Arkansas Capital I, the Amended and Restated Trust Agreement, dated as of _____________________, 1996, relating to Entergy Arkansas
   Capital II, the Amended and Restated Trust Agreement, dated as of _____________________, 1996, relating to
   Entergy Arkansas Capital III or an Amended and Restated Trust Agreement relating to a Trust designated pursuant to
   Section 301 hereof, in each case, among the Company, as Depositor, the trustees named therein and several holders referred to therein as they may be amended from time to time.

         "Trust Indenture Act" means, as of any time, the Trust Indenture Act of 1939, or any successor statute, as in effect at such time.

         "Trustee" means the Person named as the "Trustee" in the first paragraph of this Indenture until a successor Trustee shall have become such with respect to one or more series of Securities pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean or include each Person who is then a Trustee hereunder, and if at any time there is more than one such Person, "Trustee" as used with respect to the Securities of any series shall mean the Trustee with respect to Securities of that series.

         "United States" means the United States of America, its Territories, its possessions and other areas subject to its political jurisdiction.

   SECTION 102.  Compliance Certificates and Opinions.

              Except as otherwise expressly provided in this Indenture, upon any application or request by the Company to the Trustee to take any action under any provision of this Indenture, the Company shall, if requested by the Trustee, furnish to the Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action (including any covenants compliance with which constitutes a condition precedent) have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

              Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture shall include:

              (a)  a statement that each Person signing such
        certificate  or  opinion has read such  covenant  or
        condition   and  the  definitions  herein   relating
        thereto;

              (b)   a  brief statement as to the nature  and
        scope of the examination or investigation upon which
        the   statements  or  opinions  contained  in   such
        certificate or opinion are based;

              (c) a statement that, in the opinion of each such Person, such Person has made such examination or investigation as is necessary to enable such Person to express an informed opinion as to whether or not such covenant or condition has been complied with; and

              (d) a statement as to whether, in the opinion of each such Person, such condition or covenant has been complied with.

      SECTION   103.    Form  of  Documents   Delivered   to
   Trustee.

              In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

             Any certificate or opinion of an officer of the
   Company may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which such Officer's Certificate or opinion are based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an officer or officers of the Company stating that the information with respect to such factual matters is in the possession of the Company, unless such counsel knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to such matters are erroneous.

              Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

              Whenever,  subsequent to the  receipt  by  the
   Trustee  of  any Board Resolution, Officer's Certificate,
   Opinion of Counsel or other document or instrument, a clerical, typographical or other inadvertent or unintentional error or omission shall be discovered therein, a new document or instrument may be substituted therefor in corrected form with the same force and effect as if originally filed in the corrected form and, irrespective of the date or dates of the actual execution and/or delivery thereof, such substitute document or instrument shall be deemed to have been executed and/or delivered as of the date or dates required with respect to the document or instrument for which it is substituted. Anything in this Indenture to the contrary notwithstanding, if any such corrective document or instrument indicates that action has been taken by or at the request of the Company which could not have been taken had the original document or instrument not contained such error or omission, the action so taken shall not be invalidated or otherwise rendered ineffective but shall be and remain in full force and effect, except to the extent that such action was a result of willful misconduct or bad faith. Without limiting the generality of the foregoing, any Securities issued under the authority of such defective document or instrument shall nevertheless be the valid obligations of the Company entitled to the benefits of this Indenture equally and ratably with all other Outstanding Securities, except as aforesaid.

      SECTION 104.  Acts of Holders.

              (a)        Any request, demand, authorization,
        direction, notice, consent, election, waiver or other action provided by this Indenture to be made, given or taken by Holders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Holders in person or by an agent duly appointed in writing or, alternatively, may be embodied in and evidenced by the record of Holders voting in favor thereof, either in person or by proxies duly appointed in writing, at any meeting of Holders duly called and held in accordance with the provisions of Article Thirteen, or a combination of such instruments and any such record. Except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments or record or both are delivered to the Trustee and, where it is hereby expressly required, to the
        Company. Such instrument or instruments and any such record (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Holders signing such instrument or instruments and so voting at any such meeting. Proof of execution of any such instrument or of a writing appointing any such agent, or of the holding by any Person of a Security, shall be sufficient for any purpose of this Indenture and (subject to Sec tion 901) conclusive in favor of the Trustee and the Company, if made in the manner provided in this Section. The record of any meeting of Holders shall be proved in the manner provided in Section 1306.

              (b) The fact and date of the execution by any Person of any such instrument or writing may be proved by the affidavit of a witness of such execution or by a certificate of a notary public or other officer authorized by law to take acknowledgments of deeds, certifying that the individual signing such instrument or writing acknowledged to him the execution thereof or may be proved in any other manner which the Trustee and the Company deem sufficient. Where such execution is by a signer acting in a capacity other than his individual capacity, such certificate or affidavit shall also constitute sufficient proof of his authority.

             (c) The principal amount and serial numbers of Securities held by any Person, and the date of holding the same, shall be proved by the Security
        Register.

               (d) Any request, demand, authorization, direction, notice, consent, election, waiver or other Act of a Holder shall bind every future Holder of the same Security and the Holder of every Security issued upon the registration of transfer thereof or in exchange therefor or in lieu thereof in respect of anything done, omitted or suffered to be done by the Trustee or the Company in reliance thereon, whether or not notation of such action is made upon such Security.

              (e) Until such time as written instruments shall have been delivered to the Trustee with respect to the requisite percentage of principal amount of Securities for the action contemplated by such instruments, any such instrument executed and delivered by or on behalf of a Holder may be revoked with respect to any or all of such Securities by written notice by such Holder or any subsequent Holder, proven in the manner in which such instrument was proven.

             (f) Securities of any series authenticated and delivered after any Act of Holders may, and shall if required by the Trustee, bear a notation in form approved by the Trustee as to any action taken by such Act of Holders. If the Company shall so determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to such action may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

              (g)  If the Company shall solicit from Holders
        any request, demand, authorization, direction, notice, consent, waiver or other Act, the Company may, at its option, by Board Resolution, fix in advance a record date for the determination of
        Holders entitled to give such request, demand, authorization, direction, notice, consent, waiver or other Act, but the Company shall have no obligation to do so. If such a record date is fixed, such request, demand, authorization, direction, notice, consent, waiver or other Act may be given before or after such record date, but only the Holders of record at the close of business on the record date shall be deemed to be Holders for the purposes of
        (i) determining whether Holders of the requisite proportion of the Outstanding Securities have authorized or agreed or consented to such request, demand, authorization, direction, notice, consent, waiver or other Act, and for that purpose the Outstanding Securities shall be computed as of the record date or (ii) determining which Holders may revoke any such Act (notwithstanding Section 104(e)).

      SECTION 105.  Notices, etc. to Trustee and Company.

              Any request, demand, authorization, direction, notice, consent, election, waiver or Act of Holders or other document provided or permitted by this Indenture to be made upon, given or furnished to, or filed with, the Trustee by any Holder or by the Company, or the Company by the Trustee or by any Holder, shall be sufficient for every purpose hereunder (unless otherwise herein expressly provided) if in writing and delivered personally to an officer or other responsible employee of the addressee, or transmitted by facsimile transmission, telex or other direct written electronic means to such telephone number or other electronic communications address as the parties hereto shall from time to time designate, or transmitted by registered mail, charges prepaid, to the applicable address set opposite such party's name below or to such other address as either party hereto may from time to time designate:

             If to the Trustee, to:

             The Bank of New York
             101 Barclay Street, 21 West
             New York, New York  10286

             Attention:     Corporate Trust Administration
             Telephone:     (212) 815-2745
             Telecopy: (212) 815-5915

             If to the Company, to:

             Entergy Arkansas, Inc.
             425 West Capitol
             Little Rock, Arkansas  72201

             Attention:
             Telephone:
             Telecopy:

             With a copy to:

             Entergy Arkansas, Inc.
             639 Loyola Avenue
             New Orleans, Louisiana  70113

             Attention:
             Telephone:
             Telecopy:

              Any communication contemplated herein shall be deemed to have been made, given, furnished and filed if personally delivered, on the date of delivery, if
   transmitted  by  facsimile transmission         or  other
   direct   written  electronic  means,  on  the   date   of
   transmission, and if transmitted by registered mail, on the date of receipt.

      SECTION   106.   Notice  to  Holders  of   Securities;
   Waiver.

              Except as otherwise expressly provided herein, where this Indenture provides for notice to Holders of any event, such notice shall be sufficiently given, and shall be deemed given, to Holders if in writing and mailed, first-class postage prepaid, to each Holder affected by such event, at the address of such Holder as it appears in the Security Register, not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice.

              In case by reason of the suspension of regular mail service or by reason of any other cause it shall be impracticable to give such notice to Holders by mail, then such notification as shall be made with the approval of the Trustee shall constitute a sufficient notification for every purpose hereunder. In any case where notice to Holders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Holder shall affect the sufficiency of such notice with respect to other Holders.

              Any notice required by this Indenture may be waived in writing by the Person entitled to receive such notice, either before or after the event otherwise to be specified therein, and such waiver shall be the equivalent of such notice. Waivers of notice by Holders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

      SECTION 107.  Conflict with Trust Indenture Act.

              If any provision of this Indenture limits, qualifies or conflicts with another provision hereof which is required or deemed to be included in this Indenture by, or is otherwise governed by, any of the provisions of the Trust Indenture Act, such other provision shall control; and if any provision hereof otherwise conflicts with the Trust Indenture Act, the Trust Indenture Act shall control.

      SECTION  108.   Effect  of  Headings  and   Table   of
   Contents.

              The Article and Section headings in this Indenture and the Table of Contents are for convenience only and shall not affect the construction hereof.

      SECTION 109.  Successors and Assigns.

              All covenants and agreements in this Indenture by the Company shall bind its successors and assigns, whether so expressed or not.

      SECTION 110.  Separability Clause.

              In case any provision in this Indenture or in the Securities shall for any reason be held to be invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

      SECTION 111.  Benefits of Indenture.

              Nothing in this Indenture or the Securities, express or implied, shall give to any Person, other than the parties hereto, their successors hereunder, the Holders and, so long as the notice described in Section 1513 hereof has not been given, the holders of Senior Indebtedness, any benefit or any legal or equitable right, remedy or claim under this Indenture; provided, however, if the Property Trustee fails to enforce its rights with respect to the Securities or the related Trust Agreement, a holder of Preferred Securities may institute a legal proceeding directly against the Company to enforce the Property Trustee's rights with respect to the Securities or such Trust Agreement, to the fullest extent permitted by law, without first instituting any legal proceeding against the Property Trustee or any other person or entity.


      SECTION 112.  Governing Law.

              This  Indenture  and the Securities  shall  be
   governed by and construed in accordance with the laws of the State of New York, except to the extent that the law of any other jurisdiction shall be mandatorily applicable.

      SECTION 113.  Legal Holidays.

              In any case where any Interest Payment Date, Redemption Date or Stated Maturity of any Security shall not be a Business Day at any Place of Payment, then (notwithstanding any other provision of this Indenture or of the Securities other than a provision in Securities of any series, or in the Board Resolution or Officer's Certificate which establishes the terms of the Securities of such series, which specifically states that such provision shall apply in lieu of this Section) payment of interest or principal and premium, if any, need not be made at such Place of Payment on such date, but may be made on the next succeeding Business Day at such Place of Payment, except that if such Business Day is in the next succeeding calendar year, such payment shall be made on the immediately preceding Business Day, in each case with the same force and effect, and in the same amount, as if made on the Interest Payment Date or Redemption Date, or at the Stated Maturity, as the case may be, and, if such payment is made or duly provided for on such Business Day, no interest shall accrue on the amount so payable for the period from and after such Interest Payment Date, Redemption Date or Stated Maturity, as the case may be, to such Business Day.


                         ARTICLE TWO

                        Security Forms

   SECTION 201.  Forms Generally.

              The definitive Securities of each series shall be in substantially the form or forms thereof established in the indenture supplemental hereto establishing such series or in a Board Resolution establishing such series, or in an Officer's Certificate pursuant to such supplemental indenture or Board Resolution, in each case with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange or as may, consistently herewith, be determined by the officers executing such Securities, as evidenced by their execution of the Securities. If the form or forms of Securities of any series are established in a Board Resolution or in an Officer's Certificate pursuant to a Board Resolution, such Board Resolution and Officer's Certificate, if any, shall be delivered to the Trustee at or prior to the delivery of the Company Order contemplated by Section 303 for the authentication and delivery of such Securities.

              Unless otherwise specified as contemplated  by
   Section 301, the Securities of each series shall be issuable in registered form without coupons. The definitive Securities shall be produced in such manner as shall be determined by the officers executing such Securities, as evidenced by their execution thereof.

      SECTION   202.   Form  of  Trustee's  Certificate   of
   Authentication.

              The Trustee's certificate of authentication shall be in substantially the form set forth below:

                            This is one of the Securities of
              the series designated therein referred to in the within-mentioned Indenture.


   Dated:
   _________________________________

   as Trustee



   By:
                                 ___________________________
                                 __

   Authorized Signatory


                        ARTICLE THREE

                        The Securities


   SECTION 301.  Amount Unlimited; Issuable in Series.

              The aggregate principal amount of Securities which may be authenticated and delivered under this Indenture is unlimited; provided, however, that all Securities shall be issued to a Trust in exchange for securities of the Company or to evidence loans by a Trust of the proceeds of the issuance of Preferred Securities of such Trust plus the amount deposited by the Company with such Trust from time to time.

              The  Securities may be issued in one  or  more
   series. Prior to the authentication, issuance and delivery of Securities of any series there shall be established by specification in a supplemental indenture or in a Board Resolution, or in an Officer's Certificate pursuant to a supplemental indenture or a Board
   Resolution:

             (a)  the title of the Securities of such series
        (which shall distinguish the Securities of such series from Securities of all other series);

              (b) any limit upon the aggregate principal amount of the Securities of such series which may be authenticated and delivered under this Indenture (except for Securities authenticated and delivered upon registration of transfer of, or in exchange for, or in lieu of, other Securities of such series pursuant to Section 304, 305, 306, 406 or 1206 and except for any Securities which, pursuant to Section 303, are deemed never to have been authenticated and delivered hereunder);

              (c) the Person or Persons (without specific identification) to whom interest on Securities of such series shall be payable on any Interest Payment Date, if other than the Persons in whose names such Securities (or one or more Predecessor Securities) are registered at the close of business on the Regular Record Date for such interest;

              (d) the date or dates on which the principal of the Securities of such series is payable or any formulary or other method or other means by which such date or dates shall be determined, by reference to an index or other fact or event ascertainable outside this Indenture or otherwise (without regard to any provisions for redemption, prepayment, acceleration, purchase or extension);

              (e) the rate or rates at which the Securities of such series shall bear interest, if any (including the rate or rates at which overdue principal shall bear interest, if different from the rate or rates at which such Securities shall bear interest prior to Maturity, and, if applicable, the rate or rates at which overdue premium or interest shall bear interest, if any), or any formulary or other method or other means by which such rate or rates shall be determined, by reference to an index or other fact or event ascertainable outside this Indenture or otherwise; the date or dates from which such interest shall accrue; the Interest Payment Dates on which such interest shall be payable and the Regular Record Date, if any, for the interest payable on such Securities on any Interest Payment Date; the right of the Company, if any, to extend the interest payment periods and the duration of any such extension as contemplated by Section 311; and the basis of computation of interest, if other than as provided in Section 310;

             (f)  the place or places at which or methods by
        which (1) the principal of and premium, if any, and interest, if any, on Securities of such series shall be payable, (2) registration of transfer of Securities of such series may be effected, (3) exchanges of Securities of such series may be effected and (4) notices and demands to or upon the Company in respect of the Securities of such series and this Indenture may be served; the Security Registrar and Paying Agent or Agents for such series; and if such is the case, and if acceptable to the Trustee, that the principal of such Securities shall be payable without presentment or surrender thereof;

             (g) the period or periods within which, or the date or dates on which, the price or prices at which and the terms and conditions upon which the Securities of such series may be redeemed, in whole or in part, at the option of the Company and any restrictions on such redemptions, including but not limited to a restriction on a partial redemption by the Company of the Securities of any series, resulting in delisting of such Securities from any national exchange;

              (h) the obligation or obligations, if any, of the Company to redeem or purchase the Securities of such series pursuant to any sinking fund or other analogous mandatory redemption provisions or at the option of a Holder thereof and the period or periods within which or the date or dates on which, the
        price   or  prices  at  which  and  the  terms   and
        conditions upon which such Securities shall be redeemed or purchased, in whole or in part, pursuant to such obligation, and applicable exceptions to the requirements of Section 404 in the case of mandatory redemption or redemption at the option of the Holder;

              (i)  the denominations in which Securities  of
        such   series  shall  be  issuable  if  other   than
        denominations of $25 and any integral multiple thereof;

              (j) the currency or currencies, including com posite currencies, in which payment of the principal of and premium, if any, and interest, if any, on the Securities of such series shall be payable (if other than in Dollars);

             (k) if the principal of or premium, if any, or interest, if any, on the Securities of such series are to be payable, at the election of the Company or a Holder thereof, in a coin or currency other than that in which the Securities are stated to be payable, the period or periods within which and the terms and conditions upon which, such election may be made;

             (l) if the principal of or premium, if any, or interest, if any, on the Securities of such series are to be payable, or are to be payable at the election of the Company or a Holder thereof, in securities or other property, the type and amount of such securities or other property, or the formulary or other method or other means by which such amount shall be determined, and the period or periods within which, and the terms and conditions upon which, any such election may be made;

              (m) if the amount payable in respect of principal of or premium, if any, or interest, if any, on the Securities of such series may be determined with reference to an index or other fact or event ascertainable outside this Indenture, the manner in which such amounts shall be determined to the extent not established pursuant to clause (e) of this paragraph;

               (n) if other than the principal amount thereof, the portion of the principal amount of Securities of such series which shall be payable upon declaration of acceleration of the Maturity thereof pursuant to Section 802;

              (o) any Events of Default, in addition to those specified in Section 801, with respect to the Securities of such series, and any covenants of the Company for the benefit of the Holders of the Securities of such series, in addition to those set forth in Article Six and whether any such covenants may be waived pursuant to Section 607;

              (p) the terms, if any, pursuant to which the Securities of such series may be converted into or exchanged for shares of capital stock or other securities of the Company or any other Person;

              (q) the obligations or instruments, if any, which shall be considered to be Government Obligations in respect of the Securities of such series denominated in a currency other than Dollars or in a composite currency, and any additional or alternative provisions for the reinstatement of the Company's indebtedness in respect of such Securities after the satisfaction and discharge thereof as provided in Section 701;

             (r) if the Securities of such series are to be issued in global form, (i) any limitations on the rights of the Holder or Holders of such Securities to transfer or exchange the same or to obtain the registration of transfer thereof, (ii) any limitations on the rights of the Holder or Holders thereof to obtain certificates therefor in definitive form in lieu of global form and (iii) any and all other matters incidental to such Securities;

             (s) if the Securities of such series are to be issuable as bearer securities, any and all matters incidental thereto which are not specifically addressed in a supplemental indenture as contemplated by clause (g) of Section 1201;

              (t) to the extent not established pursuant to clause (r) of this paragraph, any limitations on the rights of the Holders of the Securities of such Series to transfer or exchange such Securities or to obtain the registration of transfer thereof; and if a service charge will be made for the registration of transfer or exchange of Securities of such series the amount or terms thereof;

               (u)   any  exceptions  to  Section  113,   or
        variation in the definition of Business Day, with respect to the Securities of such series;

              (v) the designation of the Trust to which Securities of such series are to be issued; and

              (w) any other terms of the Securities of such series not inconsistent with the provisions of this Indenture.

              The      Securities of each  series  shall  be
   subordinated in right of payment to Senior Indebtedness as provided in Article Fifteen.

      SECTION 302.  Denominations.

              Unless  otherwise provided as contemplated  by
   Section 301 with respect to any series of Securities, the Securities of each series shall be issuable in denominations of $25 and any integral multiple thereof.

      SECTION 303.  Execution, Authentication, Delivery  and
   Dating.

              Unless  otherwise provided as contemplated  by
   Section 301 with respect to any series of Securities, the Securities shall be executed on behalf of the Company by an Authorized Officer and may have the corporate seal of the Company affixed thereto or reproduced thereon attested by any other Authorized Officer or by the Secretary or an Assistant Secretary of the Company. The signature of any or all of these officers on the Secu rities may be manual or facsimile.

              Securities  bearing  the manual  or  facsimile
   signatures  of  individuals  who  were  at  the  time  of
   execution  Authorized Officers or  the  Secretary  or  an
   Assistant Secretary of the Company shall bind the Company, notwithstanding that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Securities or did not hold such offices at the date of such Securities.

              The  Trustee  shall authenticate  and  deliver
   Securities of a series, for original issue, at one time or from time to time in accordance with the Company Order referred to below, upon receipt by the Trustee of:

             (a) the instrument or instruments establishing the form or forms and terms of such series, as provided in Sections 201 and 301;

               (b) a Company Order requesting the authentication and delivery of such Securities and, to the extent that the terms of such Securities shall not have been established in an indenture supplemental hereto or in a Board Resolution, or in an Officer's Certificate pursuant to a supplemental indenture or Board Resolution, all as contemplated by Sections 201 and 301, establishing such terms;

             (c) the Securities of such series, executed on behalf of the Company by an Authorized Officer;

             (d)  an Opinion of Counsel to the effect that:

                        (i)   the  form  or  forms  of  such
             Securities have been duly authorized by the Company and have been established in conformity with the provisions of this Indenture;

                        (ii)   the  terms of such Securities
             have been duly authorized by the Company and have been established in conformity with the provisions of this Indenture; and

                          (iii)    such   Securities,   when
             authenticated and delivered by the Trustee and issued and delivered by the Company in the manner and subject to any conditions specified in such Opinion of Counsel, will have been duly issued under this Indenture and will constitute valid and legally binding obligations of the Company, entitled to the benefits provided by this Indenture, and enforceable in accordance with their terms, subject, as to enforcement, to laws relating to or affecting generally the enforcement of creditors' rights, including, without limitation, bankruptcy and insolvency laws and to general principles of equity (regardless of whether such enforceability is considered in a proceeding in equity or at law).

              If the form or terms of the Securities of any series have been established by or pursuant to a Board Resolution or an Officer's Certificate as permitted by Sections 201 or 301, the Trustee shall not be required to authenticate such Securities if the issuance of such Securities pursuant to this Indenture will materially or adversely affect the Trustee's own rights, duties or immunities under the Securities and this Indenture or otherwise in a manner which is not reasonably acceptable to the Trustee.

              Unless otherwise specified as contemplated  by
   Section  301  with respect to any series  of  Securities,
   each   Security   shall  be  dated  the   date   of   its
   authentication.

              Unless otherwise specified as contemplated  by
   Section 301 with respect to any series of Securities, no Security shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose unless there appears on such Security a certificate of authentication substantially in the form provided for herein executed by the Trustee or an Authenticating Agent by manual signature of an authorized officer thereof, and such certificate upon any Security shall be conclusive evidence, and the only evidence, that such Security has been duly authenticated and made available for delivery hereunder and is entitled to the benefits of this Indenture. Notwithstanding the foregoing, if any Security shall have been authenticated and made available for delivery hereunder to the Company, or any Person acting on its behalf, but shall never have been issued and sold by the Company, and the Company shall deliver such Security to the Trustee for cancel lation as provided in Section 309 together with a written statement (which need not comply with Section 102 and need not be accompanied by an Opinion of Counsel) stating that such Security has never been issued and sold by the Company, for all purposes of this Indenture such Security shall be deemed never to have been authenticated and made available for delivery hereunder and shall never be entitled to the benefits hereof.

      SECTION 304.  Temporary Securities.

               Pending the preparation of definitive Securities of any series, the Company may execute, and upon Company Order the Trustee shall authenticate and make available for delivery, temporary Securities which are printed, lithographed, typewritten, mimeographed or otherwise produced, in any authorized denomination, substantially of the tenor of the defi nitive Securities in lieu of which they are issued, with such appropriate insertions, omissions, substitutions and other variations as the officers executing such Securities may determine, as evidenced by their execution of such Securities; provided, however, that temporary Securities need not recite specific redemption, sinking fund, conversion or exchange provisions.

              Unless otherwise specified as contemplated  by
   Section 301 with respect to the Securities of any series, after the preparation of definitive Securities of such series, the temporary Securities of such series shall be exchangeable, without charge to the Holder thereof, for definitive Securities of such series upon surrender of such temporary Securities at the office or agency of the Company maintained pursuant to Section 602 in a Place of Payment for such Securities. Upon such surrender of temporary Securities, the Company shall, except as aforesaid, execute and the Trustee shall authenticate and make available for delivery in exchange therefor definitive Securities of the same series, of authorized denominations and of like tenor and aggregate principal amount.

               Until exchanged in full as hereinabove provided, the temporary Securities of any series shall in all respects be entitled to the same benefits under this Indenture as definitive Securities of the same series and of like tenor authenticated and made available for
   delivery     hereunder.

      SECTION  305.  Registration, Registration of  Transfer
   and Exchange.

              The Company shall cause to be kept in one of the offices designated pursuant to Section 602, with respect to the Securities of each series, a register (the register kept in accordance with this Section being referred to as the "Security Register") in which, subject to such reasonable regulations as it may prescribe, the Company shall provide for the registration of Securities of such series and the registration of transfer thereof. The Company shall designate one Person to maintain the Security Register for the Securities of each series, and such Person is referred to herein, with respect to such series, as the "Security Registrar." Anything herein to the contrary notwithstanding, the Company may designate one of its offices as the office in which the register with respect to the Securities of one or more series shall be maintained, and the Company may designate itself the Security Registrar with respect to one or more of such series. The Security Register shall be open for inspection by the Trustee and the Company at all reasonable times.

              Except as otherwise specified as contemplated by Section 301 with respect to the Securities of any series, upon surrender for registration of transfer of any Security of such series at the office or agency of the Company maintained pursuant to Section 602 in a Place of Payment for such series, the Company shall execute, and the Trustee shall authenticate and make available
   for   delivery,        in  the  name  of  the  designated
   transferee or transferees, one or more new Securities of the same series, of authorized denominations and of like tenor and aggregate principal amount.

              Except as otherwise specified as contemplated by Section 301 with respect to the Securities of any series, any Security of such series may be exchanged at the option of the Holder, for one or more new Securities of the same series, of authorized denominations and of like tenor and aggregate principal amount, upon surrender of the Securities to be exchanged at any such office or agency. Whenever any Securities are so surrendered for exchange, the Company shall execute, and the Trustee shall authenticate and make available for delivery, the Securities which the Holder making the exchange is entitled to receive.

              All Securities delivered upon any registration of transfer or exchange of Securities shall be valid obligations of the Company, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Securities surrendered upon such registration of transfer or exchange.

              Every Security presented or surrendered for registration of transfer or for exchange shall (if so required by the Company, the Trustee or the Security Registrar) be duly endorsed or shall be accompanied by a written instrument of transfer in form satisfactory to the Company, the Trustee or the Security Registrar, as the case may be, duly executed by the Holder thereof or his attorney duly authorized in writing.

              Unless otherwise specified as contemplated  by
   Section 301 with respect to Securities of any series, no service charge shall be made for any registration of transfer or exchange of Securities, but the Company may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of Securities, other than exchanges pursuant to Section 304, 406 or 1206 not involving any transfer.

             The Company shall not be required to execute or to provide for the registration of transfer of or the exchange of (a) Securities of any series during a period of 15 days immediately preceding the date notice is to be given identifying the serial numbers of such series called for redemption or (b) any Security so selected for redemption in whole or in part, except the unredeemed portion of any Security being redeemed in part.

      SECTION  306.  Mutilated, Destroyed, Lost  and  Stolen
   Securities.

             If any mutilated Security is surrendered to the Trustee, the Company shall execute and the Trustee shall authenticate and make available for delivery in ex change therefor a new Security of the same series, and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

              If there shall be delivered to the Company and the Trustee (a) evidence to their satisfaction of the ownership of and the destruction, loss or theft of any Security and (b) such security or indemnity as may be reasonably required by them to save each of them and any agent of either of them harmless, then, in the absence of notice to the Company or the Trustee that such Security is held by a Person purporting to be the owner of such Security, the Company shall execute and the Trustee shall
   authenticate and    make available for delivery,       in
   lieu of any such destroyed, lost or stolen Security, a new Security of the same series, and of like tenor and principal amount and bearing a number not contemporaneously outstanding.

             Notwithstanding the foregoing, in case any such mutilated, destroyed, lost or stolen Security has become or is about to become due and payable, the Company in its discretion may, instead of issuing a new Security, pay such Security.

              Upon the issuance of any new Security under this Section, the Company may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee) connected therewith.

               Every new Security of any series issued pursuant to this Section in lieu of any destroyed, lost or stolen Security shall constitute an original additional contractual obligation of the Company, whether or not the destroyed, lost or stolen Security shall be at any time enforceable by anyone other than the Holder of such new Security, and any such new Security shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Securities of such series duly issued hereunder.

              The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Securities.

      SECTION  307.   Payment of Interest;  Interest  Rights
   Preserved.

              Unless otherwise specified as contemplated  by
   Section 301 with respect to the Securities of any series, interest on any Security which is payable, and is punctually paid or duly provided for, on any Interest Payment Date shall be paid to the Person in whose name that Security (or one or more Predecessor Securities) is registered at the close of business on the Regular Record Date for such interest.

              Subject to Section 311, any interest on any Security of any series which is payable, but is not punctually paid or duly provided for, on any Interest Payment Date (herein called "Defaulted Interest") shall forthwith cease to be payable to the Holder on the related Regular Record Date by virtue of having been such Holder, and such Defaulted Interest may be paid by the Company, at its election in each case, as provided in clause (a) or (b) below:

              (a) The Company may elect to make payment of any Defaulted Interest to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on a date (herein called a "Special Record Date") for the payment of such Defaulted Interest, which shall be fixed in the following manner. The Company shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Security of such series and the date of the proposed payment, and at the same time the Company shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit on or prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 days and not less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Company of such Special Record Date and, in the name and at the expense of the Company, shall promptly cause notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor to be mailed, first-class postage prepaid, to each Holder of Securities of such series at the address of such Holder as it appears in the Security Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and the Special Record Date therefor having been so mailed, such Defaulted Interest shall be paid to the Persons in whose names the Securities of such series (or their respective Predecessor Securities) are registered at the close of business on such Special Record Date and shall be no longer payable pursuant to the following clause
        (b).

              (b) The Company may make payment of any Defaulted Interest on the Securities of any series in any other lawful manner not inconsistent with the requirements of any securities exchange on which such Securities may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Company to the Trustee of the proposed payment pursuant to this clause, such manner of payment shall be deemed practicable by the Trustee.

              Subject to the foregoing provisions of this Section and Section 305, each Security delivered under this Indenture upon registration of transfer of or in exchange for or in lieu of any other Security shall carry the rights to interest accrued and unpaid, and to accrue, which were carried by such other Security.

      SECTION 308.  Persons Deemed Owners.

              The Company, the Trustee and any agent of  the
   Company or the Trustee may treat the Person in whose name such Security is registered as the absolute owner of such Security for the purpose of receiving payment of principal of and premium, if any, and (subject to Sections 305 and 307) interest, if any, on such Security and for all other purposes whatsoever, whether or not such Security be overdue, and neither the Company, the Trustee nor any agent of the Company or the Trustee shall be affected by notice to the contrary.

      SECTION 309.  Cancellation by Security Registrar.

              All  Securities  surrendered for  payment,  re
   demption, registration of transfer or exchange shall, if surrendered to any Person other than the Security Registrar, be delivered to the Security Registrar and, if not theretofore canceled, shall be promptly canceled by the Security Registrar. The Company may at any time deliver to the Security Registrar for cancellation any Securities previously authenticated and delivered hereunder which the Company may have acquired in any manner whatsoever or which the Company shall not have issued and sold, and all Securities so delivered shall be promptly canceled by the Security Registrar. No
   Securities shall be authenticated in lieu of or in exchange for any Securities canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Securities held by the Security Registrar shall be disposed of in accordance with a Company Order delivered to the Security Registrar and the Trustee, and the Security Registrar shall promptly deliver a certificate of disposition to the Trustee and the Company unless, by a Company Order, similarly delivered, the Company shall direct that canceled Securities be returned to it. The Security Registrar shall promptly deliver evidence of any cancellation of a Security in accordance with this Section 309 to the Trustee and the Company.

      SECTION 310.  Computation of Interest.

              Except as otherwise specified as contemplated by Section 301 for Securities of any series, interest on the Securities of each series shall be computed on the basis of a 360-day year consisting of twelve 30-day
   months   .

   SECTION 311.  Extension of Interest Payment.

         The Company shall have the right at any time, so long as no Event of Default shall have occurred and be continuing with respect to the Securities of any series hereunder, to extend interest payment periods on all Securities of one or more series, if so specified as contemplated by Section 301 with respect to such Securities and upon such terms as may be specified as contemplated by Section 301 with respect to such Securities.

      SECTION 312.  Additional Interest.

              So long as any Preferred Securities remain outstanding, if the Trust which issued such Preferred Securities shall be required to pay, with respect to its income derived from the interest payments on the Securities of any series, any amounts for or on account of any taxes, duties, assessments or governmental charges of whatever nature imposed by the United States, or any other taxing authority, then, in any such case, the Company will pay as interest on such series such additional interest ("Additional Interest") as may be necessary in order that the net amounts received and retained by such Trust after the payment of such taxes, duties, assessments or governmental charges shall result in such Trust's having such funds as it would have had in the absence of the payment of such taxes, duties, assessments or governmental charges.

      SECTION 313.  CUSIP Numbers.

             The Company in issuing Securities of any series may use a ACUSIP@ number (if then generally in use) and, if so, the Trustee shall use the CUSIP number in notices of redemption or exchange as a convenience to the Holders of the Securities of such series; provided, that any such notice may state that no such representation is made as to the correctness or accuracy of the CUSIP number printed in the notice or in the Securities of such series, and that reliance may be placed only on the other identification numbers printed on the Securities of such series.


                         ARTICLE FOUR

                   Redemption of Securities

   SECTION 401.  Applicability of Article.

              Securities of any series which are redeemable before their Stated Maturity shall be redeemable in accordance with their terms and (except as otherwise specified as contemplated by Section 301 for Securities of such series) in accordance with this Article.

      SECTION   402.    Election  to   Redeem;   Notice   to
   Trustee.

              The  election  of the Company  to  redeem  any
   Securities shall be evidenced by a Board Resolution or an Officer's Certificate. The Company shall, at least 45 days prior to the Redemption Date fixed by the Company (unless a shorter notice shall be satisfactory to the Trustee), notify the Trustee in writing of such Redemp tion Date and of the principal amount of such Securities to be redeemed. In the case of any redemption of Securities (a) prior to the expiration of any restriction on such redemption provided in the terms of such Securities or elsewhere in this Indenture or (b) pursuant to an election of the Company which is subject to a condition specified in the terms of such Securities, the Company shall furnish the Trustee with an Officer's Certificate evidencing compliance with such restriction or condition.

      SECTION   403.    Selection  of   Securities   to   Be
   Redeemed.

              If less than all the Securities of any series are to be redeemed, the particular Securities to be redeemed shall be selected by the Security Registrar from the Outstanding Securities of such series not previously called for redemption, by such method as shall be provided for any particular series, or, in the absence of any such provision, by such method of random selection as the Security Registrar shall deem fair and appropriate and which may, in any case, provide for the selection for redemption of portions (equal to the minimum authorized denomination for Securities of such series or any integral multiple thereof) of the principal amount of Securities of such series of a denomination larger than the minimum authorized denomination for Securities of such series; provided, however, that if, as indicated in an Officer's Certificate, the Company shall have offered to purchase all or any principal amount of the Securities then Outstanding of any series, and less than all of such Securities as to which such offer was made shall have been tendered to the Company for such purchase, the Security Registrar, if so directed by Company Order, shall select for redemption all or any principal amount of such Securities which have not been so tendered.

              The Security Registrar shall promptly notify the Company and the Trustee in writing of the Securities selected for redemption and, in the case of any Securities selected to be redeemed in part, the principal amount thereof to be redeemed.

              For all purposes of this Indenture, unless the context otherwise requires, all provisions relating to the redemption of Securities shall relate, in the case of any Securities redeemed or to be redeemed only in part, to the portion of the principal amount of such Securities which has been or is to be redeemed.

      SECTION 404.  Notice of Redemption.

              Notice of redemption shall be given in the manner provided in Section 106 to the Holders of the Securities to be redeemed not less than 30 nor more than 60 days prior to the Redemption Date.

             All notices of redemption shall state:

             (a)  the Redemption Date,

             (b)  the Redemption Price,

              (c) if less than all the Securities of any series are to be redeemed, the identification of the particular Securities to be redeemed and the portion of the principal amount of any Security to be redeemed in part,

             (d) that on the Redemption Date the Redemption Price, together with accrued interest, if any, to the Redemption Date, will become due and payable upon each such Security to be redeemed and, if applicable, that interest thereon will cease to accrue on and after said date,

              (e) the place or places where such Securities are to be surrendered for payment of the Redemption Price and accrued interest, if any, unless it shall have been specified as contemplated by Section 301 with respect to such Securities that such surrender shall not be required,

              (f) that the redemption is for a sinking or other fund, if such is the case, and

              (g) such other matters as the Company shall deem desirable or appropriate.

              Unless otherwise specified with respect to any Securities in accordance with Section 301, with respect to any notice of redemption of Securities at the election of the Company, unless, upon the giving of such notice, such Securities shall be deemed to have been paid in accordance with Section 701, such notice may state that such redemption shall be conditional upon the receipt by the Paying Agent or Agents for such Securities, on or prior to the date fixed for such redemption, of money sufficient to pay the principal of and premium, if any, and interest, if any, on such Securities and that if such money shall not have been so received such notice shall be of no force or effect and the Company shall not be required to redeem such Securities. In the event that such notice of redemption contains such a condition and such money is not so received, the redemption shall not be made and within a reasonable time thereafter notice shall be given, in the manner in which the notice of redemption was given, that such money was not so received and such redemption was not required to be made, and the Paying Agent or Agents for the Securities otherwise to have been redeemed shall promptly return to the Holders thereof any of such Securities which had been surrendered for payment upon such redemption.

              Notice of redemption of Securities to be redeemed at the election of the Company, and any notice of non-satisfaction of a condition for redemption as aforesaid, shall be given by the Company or, at the Company's request, by the Security Registrar in the name and at the expense of the Company. Notice of mandatory redemption of Securities shall be given by the Security Registrar in the name and at the expense of the Company.

      SECTION   405.   Securities  Payable   on   Redemption
   Date.

              Notice of redemption having been given as aforesaid, and the conditions, if any, set forth in such notice having been satisfied, the Securities or portions thereof so to be redeemed shall, on the Redemption Date, become due and payable at the Redemption Price therein specified, and from and after such date (unless, in the case of an unconditional notice of redemption, the Company shall default in the payment of the Redemption Price and accrued interest, if any) such Securities or portions thereof, if interest-bearing, shall cease to bear interest. Upon surrender of any such Security for redemption in accordance with such notice, such Security or portion thereof shall be paid by the Company at the Redemption Price, together with accrued interest, if any, to the Redemption Date; provided, however, that no such surrender shall be a condition to such payment if so specified as contemplated by Section 301 with respect to such Security; and provided, further, that except as otherwise specified as contemplated by Section 301 with respect to such Security, any installment of interest on any Security the Stated Maturity of which installment is on or prior to the Redemption Date shall be payable to the Holder of such Security, or one or more Predecessor Securities, registered as such at the close of business on the related Regular Record Date according to the terms of such Security and subject to the provisions of Section 307.

      SECTION 406.  Securities Redeemed in Part.

              Upon the surrender of any Security which is to be redeemed only in part at a Place of Payment therefor (with, if the Company or the Trustee so requires, due endorsement by, or a written instrument of transfer in form satisfactory to the Company and the Trustee duly executed by, the Holder thereof or his attorney duly authorized in writing), the Company shall execute, and the Trustee shall authenticate and deliver to the Holder of such Security, without service charge, a new Security or Securities of the same series, of any authorized denomination requested by such Holder and of like tenor and in aggregate principal amount equal to and in exchange for the unredeemed portion of the principal of the Security so surrendered.

                         ARTICLE FIVE

                        Sinking Funds

   SECTION 501.  Applicability of Article.

               The provisions of this Article shall be applicable to any sinking fund for the retirement of the Securities of any series, except as otherwise specified as contemplated by Section 301 for Securities of such series.

              The minimum amount of any sinking fund payment provided for by the terms of Securities of any series is herein referred to as a "mandatory sinking fund payment", and any payment in excess of such minimum amount provided for by the terms of Securities of any series is herein referred to as an "optional sinking fund payment". If provided for by the terms of Securities of any series, the cash amount of any mandatory sinking fund payment may be subject to reduction as provided in Section 502. Each sinking fund payment shall be applied to the redemption of Securities of the series in respect of which it was made as provided for by the terms of such Securities.

      SECTION  502.  Satisfaction of Sinking  Fund  Payments
   with Securities.

              The  Company  (a) may deliver to  the  Trustee
   Outstanding Securities (other than any previously called for redemption) of a series in respect of which a mandatory sinking fund payment is to be made and (b) may apply as a credit Securities of such series which have been redeemed either at the election of the Company pursuant to the terms of such Securities or through the application of permitted optional sinking fund payments pursuant to the terms of such Securities, in each case in satisfaction of all or any part of such mandatory sinking fund payment; provided, however, that no Securities shall be applied in satisfaction of a mandatory sinking fund payment if such Securities shall have been previously so applied. Securities so applied shall be received and credited for such purpose by the Trustee at the Redemption Price specified in such Securities for redemption through operation of the sinking fund and the amount of such mandatory sinking fund payment shall be reduced accordingly.

      SECTION  503.   Redemption of Securities  for  Sinking
   Fund.

              Not  less  than 45 days prior to each  sinking
   fund  payment date for the Securities of any series,  the
   Company   shall  deliver  to  the  Trustee  an  Officer's
   Certificate specifying:

               (a)    the  amount  of  the  next  succeeding
        mandatory sinking fund payment for such series;

              (b) the amount, if any, of the optional sinking fund payment to be made together with such mandatory sinking fund payment;

             (c)  the aggregate sinking fund payment;

              (d) the portion, if any, of such aggregate sinking fund payment which is to be satisfied by the payment of cash;

              (e) the portion, if any, of such mandatory sinking fund payment which is to be satisfied by delivering and crediting Securities of such series pursuant to Section 502 and stating the basis for such credit and that such Securities have not previously been so credited, and the Company shall also deliver to the Trustee any Securities to be so delivered. If the Company shall not deliver such Officer's Certificate, the next mandatory sinking fund payment for such series shall be made entirely in cash in the amount of the mandatory sinking fund payment. Not less than 30 days before each such sinking fund payment date the Trustee shall select the Securities to be redeemed upon such sinking fund payment date in the manner specified in Section 403 and cause notice of the redemption thereof to be given in the name of and at the expense of the Company in the manner provided in Section 404. Such notice having been duly given, the redemption of such Securities shall be made upon the terms and in the manner stated in Sections 405 and 406.


                         ARTICLE SIX

                          Covenants

   SECTION   601.    Payment  of  Principal,   Premium   and
   Interest.

              The  Company  shall pay the principal  of  and
   premium, if any, and interest, if any (including Additional Interest), on the Securities of each series in accordance with the terms of such Securities and this Indenture.

      SECTION 602.  Maintenance of Office or Agency.

              The Company shall maintain in each Place of Payment for the Securities of each series an office or agency where payment of such Securities shall be made, where the registration of transfer or exchange of such Securities may be effected and where notices and demands to or upon the Company in respect of such Securities and this Indenture may be served. The Company shall give prompt written notice to the Trustee of the location, and any change in the location, of each such office or agency and prompt notice to the Holders of any such change in the manner specified in Section 106. If at any time the Company shall fail to maintain any such required office or agency in respect of Securities of any series, or shall fail to furnish the Trustee with the address thereof, payment of such Securities shall be made, registration of transfer or exchange thereof may be effected and notices and demands in respect thereof may be served at the Corporate Trust Office of the Trustee, and the Company hereby appoints the Trustee as its agent for all such purposes in any such event.

               The  Company  may  also  from  time  to  time
   designate one or more other offices or agencies with respect to the Securities of one or more series, for any or all of the foregoing purposes and may from time to time rescind such designations; provided, however, that, unless otherwise specified as contemplated by Section 301 with respect to the Securities of such series, no such designation or rescission shall in any manner relieve the Company of its obligation to maintain an office or agency for such purposes in each Place of Payment for such Securities in accordance with the requirements set forth above. The Company shall give prompt written notice to the Trustee, and prompt notice to the Holders in the manner specified in Section 106, of any such designation or rescission and of any change in the location of any such other office or agency.

                 Anything    herein    to    the    contrary
   notwithstanding, any office or agency required by this Section may be maintained at an office of the Company, in which event the Company shall perform all functions to be performed at such office or agency.

      SECTION 603. Money for Securities Payments to Be Held in Trust.

             If the Company shall at any time act as its own Paying Agent with respect to the Securities of any series, it shall, on or before each due date of the principal of and premium, if any, and interest, if any, on any of such Securities, segregate and hold in trust for the benefit of the Persons entitled thereto a sum sufficient to pay the principal and premium or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided. The Company shall promptly notify the Trustee of any failure by the Company (or any other obligor on such Securities) to make any payment of principal of or premium, if any, or interest, if any, on such Securities.

              Whenever  the Company shall have one  or  more
   Paying Agents for the Securities of any series, it shall, on or before each due date of the principal of and premium, if any, and interest, if any, on such Securities, deposit with such Paying Agents sums sufficient (without duplication) to pay the principal and premium or interest so becoming due, such sum to be held in trust for the benefit of the Persons entitled to such principal, premium or interest, and (unless such Paying Agent is the Trustee) the Company shall promptly notify the Trustee of any failure by it so to act.

              The Company shall cause each Paying Agent for the Securities of any series, other than the Company or the Trustee, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent shall:

              (a) hold all sums held by it for the payment of the principal of and premium, if any, or interest, if any, on such Securities in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided;

              (b)  give the Trustee notice of any failure by
        the Company (or any other obligor upon such Securities) to make any payment of principal of or premium, if any, or interest, if any, on such Securities; and

              (c) at any time during the continuance of any failure referred to in the preceding paragraph (b), upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent and furnish to the Trustee such information as it possesses regarding the names and addresses of the Persons entitled to such sums.

              The Company may at any time pay, or by Company
   Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Company or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Company or such Paying Agent and, if so stated in a Company Order delivered to the Trustee, in accordance with the provisions of Article Seven; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

              Any money deposited with the Trustee or any Paying Agent, or then held by the Company, in trust for the payment of the principal of and premium, if any, or interest, if any, on any Security and remaining unclaimed for two years after such principal and premium, if any, or interest has become due and payable shall be paid to the Company on Company Request, or, if then held by the Company, shall be discharged from such trust; and, upon such payment or discharge, the Holder of such Security shall, as an unsecured general creditor and not as a Holder of an Outstanding Security, look only to the Company for payment of the amount so due and payable and remaining unpaid, and all liability of the Trustee or such Paying Agent with respect to such trust money, and all liability of the Company as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such payment to the Company, may at the expense of the Company cause to be mailed, on one occasion only, notice to such Holder that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such mailing, any unclaimed balance of such money then remaining will be paid to the Company.

      SECTION 604.  Corporate Existence.

              Subject to the rights of the Company under Article Eleven, the Company shall do or cause to be done all things necessary to preserve and keep in full force and effect its corporate existence.

      SECTION 605.  Maintenance of Properties.

              The  Company shall cause (or, with respect  to
   property owned in common with others, make reasonable effort to cause) all its properties used or useful in the conduct of its business to be maintained and kept in good condition, repair and working order and shall cause (or, with respect to property owned in common with others, make reasonable effort to cause) to be made all necessary repairs, renewals, replacements, betterments and improvements thereof, all as, in the judgment of the Company, may be necessary so that the business carried on in connection therewith may be properly conducted; provided, however, that nothing in this Section shall prevent the Company from discontinuing, or causing the discontinuance of, the operation and maintenance of any of its properties if such discontinuance is, in the judgment of the Company, desirable in the conduct of its business.

      SECTION  606.   Annual  Officer's  Certificate  as  to
   Compliance.

              Not later than September 15 in each year, commencing September 15, 1996, the Company shall deliver to the Trustee an Officer's Certificate which need not comply with Section 102, executed by the principal executive officer, the principal financial officer or the principal accounting officer of the Company, as to such officer's knowledge of the Company's compliance with all conditions and covenants under this Indenture, such compliance to be determined without regard to any period of grace or requirement of notice under this Indenture.

      SECTION 607.  Waiver of Certain Covenants.

             The Company may omit in any particular instance to comply with any term, provision or condition set forth in (a) any covenant or restriction specified with respect to the Securities of any series, as contemplated by Section 301 as being subject to waiver pursuant to this Section 607, if before the time for such compliance the Holders of at least a majority in aggregate principal amount of the Outstanding Securities of all series with respect to which compliance with such covenant or restriction is to be omitted, considered as one class, shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition and (b) Section 604, 605 or Article Eleven if before the time for such compliance the Holders of at least a majority in principal amount of Securities Outstanding under this
   Indenture shall, by Act of such Holders, either waive such compliance in such instance or generally waive compliance with such term, provision or condition; but, in the case of (a) or (b), no such waiver shall extend to or affect such term, provision or condition except to the extent so expressly waived, and, until such waiver shall become effective, the obligations of the Company and the duties of the Trustee in respect of any such term, provision or condition shall remain in full force and effect; provided, however, so long as a Trust holds
   Securities  of  any  series, such  Trust  may  not  waive
   compliance or waive any default in compliance by the Company with any covenant or other term contained in this Indenture or the Securities of such series without the approval of the holders of at least a majority in aggregate liquidation preference of the outstanding Preferred Securities issued by such Trust affected, obtained as provided in the Trust Agreement pertaining to such Trust.

      SECTION 608.  Restriction on Payment of Dividends.

              The Company shall not (a) declare or pay any dividends or distributions on, or redeem, purchase, acquire or make a liquidation payment with respect to, any of the Company's capital stock, or (b) make any payment of principal of or, interest or premium, if any, on or repay or repurchase or redeem any debt securities (including other Securities) that rank pari passu with or junior in interest to the Securities or make any guarantee payments with respect to the foregoing (other than dividends or distributions in common stock of the Company and payments under the Guarantee relating to any Preferred Securities) if at such time (i) there shall have occurred and be continuing a payment default pursuant to Section 801(a) or 801(b) (whether before or after expiration of any period of grace) or an Event of Default hereunder, or (ii) the Company shall have elected to extend any interest payment period as provided in
   Section 311, and any such period, or any extension thereof, shall be continuing.

   SECTION 609.  Maintenance of Trust Existence.

              So  long as Preferred Securities of any series
   remain    outstanding,    the    Company    shall
   (a) maintain direct or indirect ownership of all interests in the Trust which issued such Preferred Securities, other than such Preferred Securities, (b) not voluntarily (to the extent permitted by law) dissolve, liquidate or wind up such Trust, except in connection with a distribution of the Securities to the holders of the Preferred Securities in liquidation of such Trust,
      (c) remain the sole Depositor under the Trust Agreement (the "Depositor") of such Trust and timely perform in all material respects all of its duties as Depositor of such Trust, and (d) use reasonable efforts to cause such Trust to remain a business trust and otherwise continue to be treated as a grantor trust for Federal income tax purposes provided that any permitted successor to the Company under this Indenture may succeed to the Company's duties as Depositor of such Trust; and provided further that the Company may permit such Trust to consolidate or merge with or into another business trust or other permitted successor under the Trust Agreement pertaining to such Trust so long as the Company agrees to comply with this Section 609 with respect to such successor business trust or other permitted successor.

      SECTION   610.    Rights  of  Holders   of   Preferred
   Securities.

              The Company agrees that, for so long as any Preferred Securities remain outstanding, its obligations under this Indenture will also be for the benefit of the holders from time to time of Preferred Securities, and the Company acknowledges and agrees that if the Property Trustee fails to enforce its rights with respect to the Securities or the related Trust Agreement, a holder of Preferred Securities may institute a legal proceeding directly against the Company to enforce the Property Trustee's rights with respect to the Securities or such Trust Agreement, to the fullest extent permitted by law, without first instituting any legal proceeding against the Property Trustee or any other person or entity.


                        ARTICLE SEVEN

                  Satisfaction and Discharge

   SECTION    701.     Satisfaction   and    Discharge    of
   Securities.

              Any Security or Securities, or any portion of the principal amount thereof, shall be deemed to have been paid for all purposes of this Indenture, and the entire indebtedness of the Company in respect thereof shall be deemed to have been satisfied and discharged, if there shall have been irrevocably deposited with the Trustee or any Paying Agent (other than the Company), in trust:

               (a)   money  in  an  amount  which  shall  be
        sufficient, or

             (b) in the case of a deposit made prior to the Maturity of such Securities or portions thereof, Government Obligations, which shall not contain provisions permitting the redemption or other prepayment thereof at the option of the issuer thereof, the principal of and the interest on which when due, without any regard to reinvestment thereof, will provide moneys which, together with the money, if any, deposited with or held by the Trustee or such Paying Agent, shall be sufficient, or

             (c) a combination of (a) or (b) which shall be sufficient,

   to pay when due the principal of and premium, if any, and interest, if any, due and to become due on such Securities or portions thereof on or prior to Maturity; provided, however, that in the case of the provision for payment or redemption of less than all the Securities of any series, such Securities or portions thereof shall have been selected by the Security Registrar as provided herein and, in the case of a redemption, the notice requisite to the validity of such redemption shall have been given or irrevocable authority shall have been given by the Company to the Trustee to give such notice, under arrangements satisfactory to the Trustee; and provided, further, that the Company shall have delivered to the Trustee and such Paying Agent:

                        (x)  if such deposit shall have been
             made prior to the Maturity of such Securities, a Company Order stating that the money and Government Obligations deposited in accordance with this Section shall be held in trust, as provided in Section 703; and

                        (y)  if Government Obligations shall
             have been deposited, an Opinion of Counsel that the obligations so deposited constitute Government Obligations and do not contain provisions permitting the redemption or other prepayment at the option of the issuer thereof, and an opinion of an independent public accountant of nationally recognized standing, selected by the Company, to the effect that the requirements set forth in clause (b) above have been satisfied; and

                        (z)  if such deposit shall have been
             made prior to the Maturity of such Securities, an Officer's Certificate stating the Company's intention that, upon delivery of such Officer's Certificate, its indebtedness in respect of such Securities or portions thereof will have been satisfied and discharged as contemplated in this Section.

              Upon the deposit of money or Government Obli gations, or both, in accordance with this Section, together with the documents required by clauses (x), (y) and (z) above, the Trustee shall, upon receipt of a Company Request, acknowledge in writing that the Security or Securities or portions thereof with respect to which such deposit was made are deemed to have been paid for all purposes of this Indenture and that the entire indebtedness of the Company in respect thereof has been satisfied and discharged as contemplated in this Section. In the event that all of the conditions set forth in the preceding paragraph shall have been satisfied in respect of any Securities or portions thereof except that, for any reason, the Officer's Certificate specified in clause
   (z), if required, shall not have been delivered, such Securities or portions thereof shall nevertheless be deemed to have been paid for all purposes of this Indenture, and the Holders of such Securities or portions thereof shall nevertheless be no longer entitled to the benefits of this Indenture or of any of the covenants of the Company under Article Six (except the covenants contained in Sections 602 and 603) or any other covenants made in respect of such Securities or portions thereof as contemplated by Section 301, but the indebtedness of the Company in respect of such Securities or portions thereof shall not be deemed to have been satisfied and discharged prior to Maturity for any other purpose, and the Holders of such Securities or portions thereof shall continue to be entitled to look to the Company for payment of the indebtedness represented thereby; and, upon Company Request, the Trustee shall acknowledge in writing that such Securities or portions thereof are deemed to have been paid for all purposes of this Indenture.

              If payment at Stated Maturity of less than all of the Securities of any series is to be provided for in the manner and with the effect provided in this Section, the Security Registrar shall select such Securities, or portions of principal amount thereof, in the manner specified by Section 403 for selection for redemption of less than all the Securities of a series.

              In the event that Securities which shall be deemed to have been paid for purposes of this Indenture, and, if such is the case, in respect of which the Company's indebtedness shall have been satisfied and discharged, all as provided in this Section do not mature and are not to be redeemed within the 60 day period commencing with the date of the deposit of moneys or Government Obligations, as aforesaid, the Company shall, as promptly as practicable, give a notice, in the same manner as a notice of redemption with respect to such Securities, to the Holders of such Securities to the effect that such deposit has been made and the effect thereof.

              Notwithstanding that any Securities shall be deemed to have been paid for purposes of this Indenture, as aforesaid, the obligations of the Company and the Trustee in respect of such Securities under Sections 304, 305, 306, 404, 503 (as to notice of redemption), 602, 603, 907 and 915 and this Article Seven shall survive.

              The Company shall pay, and shall indemnify the
   Trustee or any Paying Agent with which Government Obligations shall have been deposited as provided in this Section against, any tax, fee or other charge imposed on or assessed against such Government Obligations or the principal or interest received in respect of such Government Obligations, including, but not limited to, any such tax payable by any entity deemed, for tax purposes, to have been created as a result of such deposit.

                 Anything    herein    to    the    contrary
   notwithstanding, (a) if, at any time after a Security would be deemed to have been paid for purposes of this Indenture, and, if such is the case, the Company's indebtedness in respect thereof would be deemed to have been satisfied or discharged, pursuant to this Section (without regard to the provisions of this paragraph), the Trustee or any Paying Agent, as the case may be, shall be required to return the money or Government Obligations, or combination thereof, deposited with it as aforesaid to the Company or its representative under any applicable Federal or State bankruptcy, insolvency or other similar law, such Security shall thereupon be deemed retroactively not to have been paid and any satisfaction and discharge of the Company's indebtedness in respect thereof shall retroactively be deemed not to have been effected, and such Security shall be deemed to remain Outstanding and (b) any satisfaction and discharge of the Company's indebtedness in respect of any Security shall be subject to the provisions of the last paragraph of
   Section 603.

      SECTION 702.  Satisfaction and Discharge of Indenture.


             This Indenture shall upon Company Request cease to be of further effect (except as hereinafter expressly provided), and the Trustee, at the expense of the Company, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture, when

               (a)    no   Securities   remain   Outstanding
        hereunder; and

              (b) the Company has paid or caused to be paid all other sums payable hereunder by the Company;

   provided, however, that if, in accordance with the last paragraph of Section 701, any Security, previously deemed to have been paid for purposes of this Indenture, shall be deemed retroactively not to have been so paid, this Indenture shall thereupon be deemed retroactively not to have been satisfied and discharged, as aforesaid, and to remain in full force and effect, and the Company shall execute and deliver such instruments as the Trustee shall reasonably request to evidence and acknowledge the same.

              Notwithstanding the satisfaction and discharge of this Indenture as aforesaid, the obligations of the Company and the Trustee under Sections 304, 305, 306, 404, 503 (as to notice of redemption), 602, 603, 907 and 915 and this Article Seven shall survive.

               Upon satisfaction and discharge of this Indenture as provided in this Section, the Trustee shall assign, transfer and turn over to the Company, subject to the lien provided by Section 907, any and all money, securities and other property then held by the Trustee for the benefit of the Holders of the Securities other than money and Government Obligations held by the Trustee pursuant to Section 703.

      SECTION 703.  Application of Trust Money.

              Neither  the  Government Obligations  nor  the
   money deposited pursuant to Section 701, nor the principal or interest payments on any such Government Obligations, shall be withdrawn or used for any purpose other than, and shall be held in trust for, the payment of the principal of and premium, if any, and interest, if any, on the Securities or portions of principal amount thereof in respect of which such deposit was made, all subject, however, to the provisions of Section 603; provided, however, that, so long as there shall not have occurred and be continuing an Event of Default any cash received from such principal or interest payments on such Government Obligations, if not then needed for such pur pose, shall, to the extent practicable, be invested upon Company Request and upon receipt of the documents referred to in clause (y) of Section 701 in Government Obligations of the type described in clause (b) in the first paragraph of Section 701 maturing at such times and in such amounts as shall be sufficient together with any other moneys and the principal of and interest on any other Government Obligations then held by the Trustee to pay when due the principal of and premium, if any, and interest, if any, due and to become due on such Securities or portions thereof on and prior to the Maturity thereof, and interest earned from such reinvestment shall be paid over to the Company as received, free and clear of any trust, lien or pledge under this Indenture except the lien provided by Section 907; and provided, further, that, so long as there shall not have occurred and be continuing an Event of Default, any moneys held in accordance with this Section on the Maturity of all such Securities in excess of the amount required to pay the principal of and premium, if any, and interest, if any, then due on such Securities shall be paid over to the Company free and clear of any trust, lien or pledge under this Indenture except the lien provided by Section 907; and provided, further, that if an Event of Default shall have occurred and be continuing, moneys to be paid over to the Company pursuant to this Section shall be held until such Event of Default shall have been waived or cured.


                        ARTICLE EIGHT

                 Events of Default; Remedies

   SECTION 801.  Events of Default.

              "Event of Default", wherever used herein with respect to Securities of any series, means any one or more of the following events which has occurred and is continuing:

             (a) failure to pay interest, if any, including any Additional Interest, on any Security of such series within 60 days after the same becomes due and payable (whether or not payment is prohibited by the provisions of Article Fifteen hereof); provided, however, that a valid extension of the interest payment period by the Company as contemplated in
        Section 311 of this Indenture shall not constitute a failure to pay interest for this purpose; or

              (b) failure to pay the principal of or premium, if any, on any Security of such series
        (whether  or  not  payment  is  prohibited  by   the
        provisions of Article Fifteen hereof) when due and payable; or

              (c) failure to perform or breach of any covenant or warranty of the Company in this Indenture (other than a covenant or warranty a default in the performance of which or breach of which is elsewhere in this Section specifically dealt with or which has expressly been included in this Indenture solely for the benefit of one or more series of Securities other than such series) for a period of 60 days after there has been given, by registered or certified mail, to the Company by the Trustee, or to the Company and the Trustee by the
        Holders of at least 33% in principal amount of the Outstanding Securities of such series, a written notice specifying such default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" hereunder, unless the Trustee, or the Trustee and the Holders of a principal amount of Securities of such series not less than the principal amount of Securities the Holders of which gave such notice, as the case may be, shall agree in writing to an extension of such period prior to its expiration; provided, however, that the Trustee, or the Trustee and the Holders of such principal amount of Securities of such series, as the case may be, shall be deemed to have agreed to an extension of such period if corrective action is initiated by the Company within such period and is being diligently pursued; or

              (d) the entry by a court having jurisdiction in the premises of (1) a decree or order for relief in respect of the Company in an involuntary case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or (2) a decree or order adjudging the Company a bankrupt or insolvent, or approving as properly filed a petition by one or more Persons other than the Company seeking reorganization, arrangement, adjustment or composition of or in respect of the Company under any applicable Federal or State law, or appointing a custodian, receiver, liquidator, assignee, trustee, sequestrator or other similar official for the Company or for any substantial part of its property, or ordering the winding up or liquidation of its affairs, and any such decree or order for relief or any such other decree or order shall have remained unstayed and in effect for a period of 90 consecutive days; or

              (e) the commencement by the Company of a voluntary case or proceeding under any applicable
        Federal or State bankruptcy, insolvency, reorganization or other similar law or of any other case or proceeding to be adjudicated a bankrupt or insolvent, or the consent by it to the entry of a decree or order for relief in respect of the Company in a case or proceeding under any applicable Federal or State bankruptcy, insolvency, reorganization or other similar law or to the commencement of any bankruptcy or insolvency case or proceeding against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under any applicable Federal or State law, or the consent by it to the filing of such petition or to the appointment of or taking possession by a custodian, receiver, liquidator, assignee, trustee, sequestrator or similar official of the Company or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the authorization of such action by the Board of Directors; or

              (f) any other Event of Default specified with respect to Securities of such series as contemplated by Section 301.

      SECTION 802.  Acceleration of Maturity; Rescission and
   Annulment.

              If an Event of Default due to the default in payment of principal of, or interest on, any series of Securities or due to the default in the performance or breach of any other covenant or warranty of the Company applicable to the Securities of such series but not applicable to all outstanding Securities shall have occurred and be continuing, either the Trustee or the
   Holders of not less than 33% in principal amount of the Securities of such series may then declare the principal of all Securities of such series and interest accrued thereon to be due and payable immediately (provided that the payment of principal and interest on such Securities shall remain subordinated to the extent provided in Article Fifteen hereof). If the Trustee or the Holders of not less than 33% in principal amount of the Securities of such series fail to make such declaration, and the Preferred Securities issued by the Trust to which such series of Securities relate are still outstanding, then the holders of not less than 33% in aggregate liquidation preference of such series of Preferred Securities may make such declaration. If an Event of Default due to default in the performance of any other of the covenants or agreements herein applicable to all Outstanding Securities or an Event of Default specified in Section 801(d) or (e) shall have occurred and be continuing, either the Trustee or the Holders of not less than 33% in principal amount of all Securities then Outstanding (considered as one class), and not the Holders of the Securities of any one of such series, may declare the principal of all Securities and interest accrued thereon to be due and payable immediately (provided that the payment of principal and interest on such Securities shall remain subordinated to the extent provided in the Indenture).

              At any time after such a declaration of acceleration with respect to Securities of any series shall have been made and before a judgment or decree for payment of the money due shall have been obtained by the Trustee as hereinafter in this Article provided, the Event or Events of Default giving rise to such declaration of acceleration shall, without further act, be deemed to have been waived, and such declaration and its consequences shall, without further act, be deemed to have been rescinded and annulled, if

              (a) the Company shall have paid or deposited with the Trustee a sum sufficient to pay

                        (1)   all  overdue interest  on  all
             Securities of such series;

                       (2)  the principal of and premium, if
             any, on any Securities of such series which have become due otherwise than by such declaration of acceleration and interest thereon at the rate or rates prescribed therefor in such Securities;

                        (3)   to the extent that payment  of
             such  interest is lawful, interest upon overdue
             interest,  if  any,  at  the  rate   or   rates
             prescribed therefor in such Securities;

                        (4)   all amounts due to the Trustee
             under Section 907;

             and

              (b) any other Event or Events of Default with respect to Securities of such series, other than the non-payment of the principal of Securities of such series which shall have become due solely by such declaration of acceleration, shall have been cured or waived as provided in Section 813.

   No such rescission shall affect any subsequent Event of Default or impair any right consequent thereon.

      SECTION 803.  Collection of Indebtedness and Suits for
   Enforcement by Trustee.

              If an Event of Default described in clause (a) or (b) of Section 801 shall have occurred and be con tinuing, the Company shall, upon demand of the Trustee, pay to it, for the benefit of the Holders of the Securi ties of the series with respect to which such Event of Default shall have occurred, the whole amount then due and payable on such Securities for principal and premium, if any, and interest, if any, and, to the extent per mitted by law, interest on premium, if any, and on any overdue principal and interest, at the rate or rates prescribed therefor in such Securities, and, in addition thereto, such further amount as shall be sufficient to cover any amounts due to the Trustee under Section 907.

              If the Company shall fail to pay such amounts forthwith upon such demand, the Trustee, in its own name and as trustee of an express trust, may institute a judicial proceeding for the collection of the sums so due and unpaid, may prosecute such proceeding to judgment or final decree and may enforce the same against the Company or any other obligor upon such Securities and collect the moneys adjudged or decreed to be payable in the manner provided by law out of the property of the Company or any other obligor upon such Securities, wherever situated.

               If an Event of Default with respect to Securities of any series shall have occurred and be continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Holders of Securities of such series by such appropriate judicial proceedings as the Trustee shall deem most ef fectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy.

      SECTION 804.  Trustee May File Proofs of Claim.

              In  case  of the pendency of any receivership,
   insolvency,   liquidation,  bankruptcy,   reorganization,
   arrangement, adjustment, composition or other judicial proceeding relative to the Company or any other obligor upon the Securities or the property of the Company or of such other obligor or their creditors, the Trustee (irrespective of whether the principal of the Securities shall then be due and payable as therein expressed or by declaration or otherwise and irrespective of whether the Trustee shall have made any demand on the Company for the payment of overdue principal or interest) shall be
   entitled   and   empowered,  by  intervention   in   such
   proceeding or otherwise,

              (a) to file and prove a claim for the whole amount of principal, premium, if any, and interest, if any, owing and unpaid in respect of the Securities and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for amounts due to the Trustee under Section
        907) and of the Holders allowed in such judicial proceeding, and

             (b) to collect and receive any moneys or other property payable or deliverable on any such claims and to distribute the same;

   and any custodian, receiver, assignee, trustee, liquidator, sequestrator or other similar official in any such judicial proceeding is hereby authorized by each Holder to make such payments to the Trustee and, in the event that the Trustee shall consent to the making of such payments directly to the Holders, to pay to the Trustee any amounts due it under Section 907.

              Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder any plan of reorganization, arrangement, adjustment or composition affecting the Securities or the rights of any Holder thereof or to authorize the Trustee to vote in respect of the claim of any Holder in any such proceeding.

      SECTION  805.   Trustee  May  Enforce  Claims  Without
   Possession of Securities.

              All  rights  of action and claims  under  this
   Indenture or the Securities may be prosecuted and enforced by the Trustee without the possession of any of the Securities or the production thereof in any proceeding relating thereto, and any such proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders in respect of which such judgment has been recovered.

      SECTION 806.  Application of Money Collected.

              Subject to the provisions of Article Fifteen, any money collected by the Trustee with respect to a particular series of Securities pursuant to this Arti cle shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or premium, if any, or interest, if any, upon presentation of the Securities in respect of which or for the benefit of which such money shall have been collected and the notation thereon of the payment if only partially paid and upon surrender thereof if fully paid:

             First:      To the payment of all  amounts  due
        the Trustee under Section 907;

             Second: To the payment of the amounts then due and unpaid upon the Securities for principal of and premium, if any, and interest, if any, in respect of which or for the benefit of which such money has been collected, ratably, without preference or priority of any kind, according to the amounts due and payable on such Securities for principal, premium, if any, and interest, if any, respectively; and

             Third:     To the payment of the remainder,  if
        any, to the Company or to whomsoever may be lawfully entitled to receive the same or as a court of competent jurisdiction may direct.

      SECTION 807.  Limitation on Suits.

             No Holder shall have any right to institute any proceeding, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

              (a) such Holder shall have previously given written notice to the Trustee of a continuing Event of Default with respect to the Securities of such series;

             (b) the Holders of not less than a majority in aggregate principal amount of the Outstanding Securities of all series in respect of which an
        Event of Default shall have occurred and be continuing, considered as one class, shall have made written request to the Trustee to institute proceedings in respect of such Event of Default in its own name as Trustee hereunder;

              (c) such Holder or Holders shall have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

              (d) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity shall have failed to institute any such proceeding; and

               (e) no direction inconsistent with such written request shall have been given to the Trustee during such 60-day period by the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series in respect of which an Event of Default shall have occurred and be continuing, considered as one class;

   it being understood and intended that no one or more of such Holders shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other of such Holders or to obtain or to seek to obtain priority or preference over any other of such Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all of such Holders.

      SECTION  808.   Unconditional  Right  of  Holders   to
   Receive Principal,
   Premium and Interest.

              Notwithstanding any other provision in this Indenture, the Holder of any Security shall have the right, which is absolute and unconditional, to receive payment of the principal of and premium, if any, and (subject to Section 307 and 311) interest, if any, on such Security on the Stated Maturity or Maturities expressed in such Security (or, in the case of redemp tion, on the Redemption Date) and to institute suit for the enforcement of any such payment, and such rights shall not be impaired without the consent of such Holder. Any holder of related Preferred Securities shall have the right to institute suit for the enforcement of any such payment to such holder with respect to Securities relating to such Preferred Securities having a principal amount equal to the aggregate liquidation preference amount of the related Preferred Securities held by such holder.

      SECTION 809.  Restoration of Rights and Remedies.

             If the Trustee or any Holder has instituted any proceeding to enforce any right or remedy under this
   Indenture   and   such   proceeding   shall   have   been
   discontinued or abandoned for any reason, or shall have been determined adversely to the Trustee or to such Holder, then and in every such case, subject to any determination in such proceeding, the Company, and Trustee and such Holder shall be restored severally and respectively to their former positions hereunder and thereafter all rights and remedies of the Trustee and such Holder shall continue as though no such proceeding had been instituted.

      SECTION 810.  Rights and Remedies Cumulative.

              Except as otherwise provided in the last paragraph of Section 306, no right or remedy herein conferred upon or reserved to the Trustee or to the Holders is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

      SECTION 811.  Delay or Omission Not Waiver.

              No delay or omission of the Trustee or of any Holder to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Holders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Holders, as the case may be.

      SECTION 812.  Control by Holders of Securities.

              If an Event of Default shall have occurred and be continuing in respect of a series of Securities, the Holders of a majority in principal amount of the
   Outstanding Securities of such series shall have the right to direct the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred on the Trustee, with respect to the Securities of such series; provided, however, that if an Event of Default shall have occurred and be continuing with respect to more than one series of Securities, the Holders of a majority in aggregate principal amount of the Outstanding Securities of all such series, considered as one class, shall have the right to make such direction, and not the Holders of the Securities of any one of such series; and provided, further, that

              (a) such direction shall not be in conflict with any rule of law or with this Indenture, and could not involve the Trustee in personal liability in circumstances where indemnity would not, in the Trustee's sole discretion, be adequate; and

              (b)   the  Trustee may take any  other  action
        deemed   proper  by  the  Trustee   which   is   not
        inconsistent with such direction.

      SECTION 813.  Waiver of Past Defaults.

              The Holders of not less than a majority in principal amount of the Outstanding Securities of any series may on behalf of the Holders of all the Securities of such series waive any past default hereunder with respect to such series and its consequences, except a default

              (a) in the payment of the principal of or premium, if any, or interest, if any, on any Security of such series, or

              (b) in respect of a covenant or provision hereof which under Section 1202 cannot be modified or amended without the consent of the Holder of each Outstanding Security of such series affected;

   provided, however, that so long as a Trust holds the Securities of any series, such Trust may not waive any past default without the consent of at least a majority in aggregate liquidation preference of the outstanding Preferred Securities issued by such Trust affected, obtained as provided in the Trust Agreement pertaining to such Trust.

              Upon any such waiver, such default shall cease to exist, and any and all Events of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other default or impair any right consequent thereon.

      SECTION 814.  Undertaking for Costs.

              The Company and the Trustee agree, and each Holder by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Company, to any suit instituted by the Trustee, to any suit instituted by any Holder, or group of Holders, holding in the aggregate more than 10% in aggregate principal amount of the Outstanding Securities of all series in respect of which such suit may be brought, considered as one class, or to any suit instituted by any Holder for the enforcement of the payment of the principal of or premium, if any, or interest, if any, on any Security on or after the Stated Maturity or Maturities expressed in such Security (or, in the case of redemption, on or after the Redemption Date).

      SECTION 815.  Waiver of Stay or Extension Laws.

              The Company covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Company (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.


                         ARTICLE NINE

                         The Trustee

   SECTION 901.  Certain Duties and Responsibilities.

              (a) Except during the continuance of an Event of Default with respect to Securities of any series,

                         (1)   the  Trustee  undertakes   to
             perform, with respect to Securities of such series, such duties and only such duties as are specifically set forth in this Indenture, and no implied covenants or obligations shall be read into this Indenture against the Trustee; and

                        (2)  in the absence of bad faith  on
             its part, the Trustee may, with respect to Securities of such series, conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon certificates or opinions furnished to the Trustee and conforming to the requirements of this Indenture; but in the case of any such certificates or opinions which by any provision hereof are specifically required to be furnished to the Trustee, the Trustee shall be under a duty to examine the same to determine whether or not they conform to the requirements of this Indenture (but need not confirm or investigate the accuracy of mathematical calculations or other facts stated therein).


              (b) In case an Event of Default with respect to Securities of any series shall have occurred and be continuing, the Trustee shall exercise, with respect to Securities of such series, such of the rights and powers vested in it by this Indenture, and use the same degree of care and skill in their exercise, as a prudent man would exercise or use under the circumstances in the conduct of his own affairs.

              (c) No provision of this Indenture shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act, or its own wilful misconduct, except that

                        (1)   this subsection shall  not  be
             construed to limit the effect of subsection (a) of this Section;

                        (2)  the Trustee shall not be liable
             for any error of judgment made in good faith by a Responsible Officer, unless it shall be proved that the Trustee was negligent in ascertaining the pertinent facts;

                        (3)  the Trustee shall not be liable
             with respect to any action taken or omitted to be taken by it in good faith in accordance with the direction of the Holders of a majority in principal amount of the Outstanding Securities of any one or more series, as provided herein, relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee, under this Indenture with respect to the Securities of such series; and

                        (4)   no provision of this Indenture
             shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it.

              (d) Whether or not therein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section.

      SECTION 902.  Notice of Defaults.

              The Trustee shall give notice of any default hereunder with respect to the Securities of any series to the Holders of Securities of such series in the manner and to the extent required to do so by the Trust Indenture Act, unless such default shall have been cured or waived; provided, however, that in the case of any default of the character specified in Section 801(c), no such notice to Holders shall be given until at least 75 days after the occurrence thereof. For the purpose of this Section, the term "default" means any event which is, or after notice or lapse of time, or both, would become, an Event of Default.

      SECTION 903.  Certain Rights of Trustee.

             Subject to the provisions of Section 901 and to the applicable provisions of the Trust Indenture Act:

              (a) the Trustee may conclusively rely and shall be protected in acting or refraining from acting in good faith upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document reasonably believed by it to be genuine and to have been signed or presented by the proper party or parties;

              (b) any request or direction of the Company mentioned herein shall be sufficiently evidenced by a Company Request or Company Order, or as otherwise expressly provided herein, and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

              (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, conclusively rely upon an Officer's Certificate;

             (d)  the Trustee may consult with counsel    of
        its selection and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

              (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture at the request or direction of any Holder pursuant to this Indenture, unless such Holder shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities which might be incurred by it in compliance with such request or direction;

             (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, debenture, note, other evidence of indebtedness or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall (subject to applicable legal requirements) be entitled to examine, during normal business hours, the books, records and premises of the Company, personally or by agent or attorney;

              (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

              (h) the Trustee shall not be charged with knowledge of any Event of Default with respect to the Securities of any series for which it is acting as Trustee unless either (1) a Responsible Officer of the Trustee shall have actual knowledge of the Event of Default or (2) written notice of such Event of Default shall have been given to the Trustee by the Company, any other obligor on such Securities or by any Holder of such Securities.

      SECTION 904. Not Responsible for Recitals or Issuance of Securities.

              The recitals contained herein and in the Securities (except the Trustee's certificates of authentication) shall be taken as the statements of the Company, and neither the Trustee nor any Authenticating Agent assumes responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Indenture or of the Securities. Neither the Trustee nor any Authenticating Agent shall be accountable for the use or application by the Company of Securities or the proceeds thereof.

      SECTION 905.  May Hold Securities.

              Each of the Trustee, any Authenticating Agent, any Paying Agent, any Security Registrar or any other agent of the Company or the Trustee, in its individual or any other capacity, may become the owner or pledgee of Securities and, subject to Sections 908 and 913, may otherwise deal with the Company with the same rights it would have if it were not the Trustee, Authenticating Agent, Paying Agent, Security Registrar or such other agent.

      SECTION 906.  Money Held in Trust.

              Money held by the Trustee in trust hereunder need not be segregated from other funds, except to the extent required by law. The Trustee shall be under no liability for interest on or investment of any moneys received by it hereunder except as expressly provided herein or otherwise agreed with, and for the sole benefit of, the Company.

      SECTION 907.  Compensation and Reimbursement.

             The Company shall

              (a) pay to the Trustee from time to time reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

              (b) except as otherwise expressly provided herein, reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances reasonably incurred or made by the Trustee in accordance with any provision of this Indenture
        (including the reasonable compensation and the expenses and disbursements of its agents and counsel), except to the extent that any such expense, disbursement or advance may be attributable to its negligence, wilful misconduct or bad faith; and

              (c) indemnify the Trustee for, and hold it harmless from and against, any loss, liability or expense reasonably incurred by it arising out of or in connection with the acceptance or administration of the trust or trusts hereunder or the performance of its duties hereunder, including the reasonable costs and expenses of defending itself against any claim or liability in connection with the exercise or performance of any of its powers or duties hereunder, except to the extent any such loss, liability or expense may be attributable to its negligence, wilful misconduct or bad faith.

               As   security  for  the  performance  of  the
   obligations of the Company under this Section, the Trustee shall have a lien prior to the Securities upon all property and funds held or collected by the Trustee as such other than property and funds held in trust under
   Section  703  (except  as otherwise provided  in  Section
   703). "Trustee" for purposes of this Section shall include any predecessor Trustee; provided, however, that the negligence, wilful misconduct or bad faith of any Trustee hereunder shall not affect the rights of any other Trustee hereunder.

      SECTION 908.  Disqualification; Conflicting Interests.


              If the Trustee shall have or acquire any conflicting interest within the meaning of the Trust Indenture Act, it shall either eliminate such conflicting interest or resign to the extent, in the manner and with the effect, and subject to the conditions, provided in the Trust Indenture Act and this Indenture. For purposes of Section 310(b)(1) of the Trust Indenture Act and to the extent permitted thereby, the Trustee, in its capacity as trustee in respect of the Securities of any series, shall not be deemed to have a conflicting interest arising from its capacity as trustee in respect of the Securities of any other series. The Trust Agreement and the Guarantee Agreement pertaining to each Trust shall be deemed to be specifically described in this Indenture for the purposes of clause (i) of the first proviso contained in Section 310(b) of the Trust Indenture Act.

      SECTION     909.     Corporate    Trustee     Required;
   Eligibility.

              There shall at all times be a Trustee hereunder which shall be

              (a) a corporation organized and doing business under the laws of the United States, any State or
        Territory   thereof  or  the  District  of  Columbia,
        authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 and subject to supervision or examination by Federal or State authority, or

              (b) if and to the extent permitted by the Commission by rule, regulation or order upon application, a corporation or other Person organized and doing business under the laws of a foreign government, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000 or the Dollar equivalent of the applicable foreign currency and subject to supervision or examination by authority of such foreign government or a political subdivision thereof substantially equivalent to supervision or examination applicable to United States institutional trustees, and, in either case, qualified and eligible under this Article and the Trust Indenture Act. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of such supervising or examining authority, then for the purposes of this
   Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condi tion so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the effect hereinafter specified in this Article.

   SECTION  910.  Resignation and Removal; Appointment  of
Successor.

           (a)   No  resignation or removal of the Trustee
     and no appointment of a successor Trustee pursuant to
     this   Article  shall  become  effective  until   the
     acceptance of appointment by the successor Trustee in
     accordance   with  the  applicable  requirements   of
     Section 911.

           (b) The Trustee may resign at any time with respect to the Securities of one or more series by giving written notice thereof to the Company. If the instrument of acceptance by a successor Trustee required by Section 911 shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee with respect to the Securities of such series.

          (c) The Trustee may be removed at any time with respect to the Securities of any series by Act of the Holders of a majority in principal amount of the Outstanding Securities of such series delivered to the Trustee and to the Company; provided that so long as any Preferred Securities remain outstanding, the Trust which issued such Preferred Securities shall not execute any Act to remove the Trustee without the consent of the holders of a majority in aggregate liquidation preference of Preferred Securities issued by such Trust outstanding, obtained as provided in the Trust Agreement pertaining to such Trust.

          (d)  If at any time:

               (1)  the Trustee shall fail to comply with
     Section 908 after written request therefor by the Company or by any Holder who has been a bona fide
     Holder for at least six months, or

                (2)   the  Trustee  shall  cease  to   be
     eligible under Section 909 and shall fail to resign after written request therefor by the Company or by any such Holder, or

               (3)  the Trustee shall become incapable of
     acting  or shall be adjudged a bankrupt or insolvent
     or  a  receiver  of the Trustee or of  its  property
     shall be appointed or any public officer shall  take
     charge  or control of the Trustee or of its property
     or   affairs  for  the  purpose  of  rehabilitation,
     conservation or liquidation,

then,  in  any  such  case, (x) the  Company  by  a  Board
Resolution may remove the Trustee with respect to all Securities or (y) subject to Section 814, any Holder who has been a bona fide Holder for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee with respect to all Securities and the appointment of a successor Trustee or Trustees.

           (e)  If the Trustee shall resign, be removed or
     become  incapable of acting, or if  a  vacancy  shall
     occur  in the office of Trustee for any cause  (other
     than as contemplated in clause (y) in subsection  (d)
     of  this Section), with respect to the Securities  of
     one   or  more  series,  the  Company,  by  a   Board
     Resolution,   shall  promptly  appoint  a   successor
     Trustee or Trustees with respect to the Securities of
     that  or  those series (it being understood that  any
     such  successor Trustee may be appointed with respect
     to  the  Securities of one or more  or  all  of  such
     series  and that at any time there shall be only  one
     Trustee  with  respect  to  the  Securities  of   any
     particular   series)  and  shall  comply   with   the
     applicable  requirements of Section 911.  If,  within
     one   year   after  such  resignation,   removal   or
     incapability,  or the occurrence of such  vacancy,  a
     successor  Trustee with respect to the Securities  of
     any  series shall be appointed by Act of the  Holders
     of  a majority in principal amount of the Outstanding
     Securities  of such series delivered to  the  Company
     and  the  retiring Trustee, the successor Trustee  so
     appointed  shall,  forthwith upon its  acceptance  of
     such  appointment in accordance with  the  applicable
     requirements  of  Section 911, become  the  successor
     Trustee with respect to the Securities of such series
     and to that extent supersede the successor Trustee ap
     pointed by the Company.  If no successor Trustee with
     respect  to  the Securities of any series shall  have
     been  so appointed by the Company or the Holders  and
     accepted  appointment  in  the  manner  required   by
     Section  911,  any Holder who has been  a  bona  fide
     Holder of a Security of such series for at least six months may, on behalf of itself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor
     Trustee with respect to the Securities of such series.

           (f)   So  long as no event which is,  or  after
     notice  or  lapse of time, or both, would become,  an
     Event   of  Default  shall  have  occurred   and   be
     continuing,  and  except with respect  to  a  Trustee
     appointed  by  Act of the Holders of  a  majority  in
     principal   amount  of  the  Outstanding   Securities
     pursuant  to subsection (e) of this Section,  if  the
     Company  shall  have delivered to the Trustee  (i)  a
     Board  Resolution  appointing  a  successor  Trustee,
     effective as of a date specified therein, and (ii) an
     instrument   of   acceptance  of  such   appointment,
     effective as of such date, by such successor  Trustee
     in  accordance with Section 911, the Trustee shall be
     deemed to have resigned as contemplated in subsection
     (b)  of this Section, the successor Trustee shall  be
     deemed to have been appointed by the Company pursuant
     to   subsection   (e)  of  this  Section   and   such
     appointment shall be deemed to have been accepted as contemplated in Section 911, all as of such date, and all other provisions of this Section and Section 911 shall be applicable to such resignation, appointment and acceptance except to the extent inconsistent with this subsection (f).

           (g) The Company shall give notice of each resignation and each removal of the Trustee with respect to the Securities of any series and each appointment of a successor Trustee with respect to the Securities of any series by mailing written notice of such event by first-class mail, postage prepaid, to all Holders of Securities of such series as their names and addresses appear in the Security
     Register. Each notice shall include the name of the successor Trustee with respect to the Securities of such series and the address of its corporate trust office.

   SECTION    911.    Acceptance   of    Appointment    by
Successor.

           (a)  In case of the appointment hereunder of  a
     successor  Trustee with respect to the Securities  of
     all series, every such successor Trustee so appointed
     shall execute, acknowledge and deliver to the Company
     and  to  the retiring Trustee an instrument accepting
     such  appointment, and thereupon the  resignation  or
     removal   of   the  retiring  Trustee  shall   become
     effective  and  such successor Trustee,  without  any
     further act, deed or conveyance, shall become  vested
     with all the rights, powers, trusts and duties of the
     retiring Trustee; but, on the request of the  Company
     or  the  successor  Trustee,  such  retiring  Trustee
     shall,  upon payment of all sums owed to it,  execute
     and   deliver  an  instrument  transferring  to  such
     successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder.

           (b)  In case of the appointment hereunder of  a
     successor  Trustee with respect to the Securities  of
     one  or  more (but not all) series, the Company,  the
     retiring  Trustee  and  each successor  Trustee  with
     respect to the Securities of one or more series shall
     execute and deliver an indenture supplemental  hereto
     wherein  each  successor Trustee  shall  accept  such
     appointment   and  which  (1)  shall   contain   such
     provisions  as  shall be necessary  or  desirable  to
     transfer  and  confirm  to,  and  to  vest  in,  each
     successor Trustee all the rights, powers, trusts  and
     duties  of the retiring Trustee with respect  to  the
     Securities  of  that  or those series  to  which  the
     appointment of such successor Trustee relates, (2) if
     the retiring Trustee is not retiring with respect  to
     all  Securities,  shall contain  such  provisions  as
     shall  be  deemed necessary or desirable  to  confirm
     that all the rights, powers, trusts and duties of the
     retiring  Trustee with respect to the  Securities  of
     that or those series as to which the retiring Trustee
     is  not  retiring shall continue to be vested in  the
     retiring  Trustee and (3) shall add to or change  any
     of  the  provisions  of this Indenture  as  shall  be
     necessary   to   provide  for   or   facilitate   the
     administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental indenture shall constitute such Trustees co-trustees of the same trust and that each such Trustee shall be trustee of a trust or trusts hereunder separate and apart from any trust or trusts hereunder administered by any other such Trustee; and upon the execution and delivery of such supplemental indenture the resignation or removal of the retiring Trustee shall become effective to the extent provided therein and each such successor
     Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts and duties of the retiring Trustee with respect to the Securities of that or those series to which the appointment of such successor Trustee relates; but, on request of the Company or any succes sor Trustee, such retiring Trustee, upon payment of all sums owed to it, shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder with respect to the Securities of that or those series to which the appointment of such successor Trustee relates.

          (c)  Upon request of any such successor Trustee,
     the Company shall execute any instruments which fully
     vest  in  and  confirm to such successor Trustee  all
     such  rights,  powers  and  trusts  referred  to   in
     subsection (a) or (b) of this Section, as the case may be.

           (d)   No  successor Trustee  shall  accept  its
     appointment  unless  at the time of  such  acceptance
     such   successor  Trustee  shall  be  qualified   and
     eligible under this Article.

   SECTION  912.   Merger, Conversion,  Consolidation  or
Succession to Business.

           Any corporation into which the Trustee may  be
merged or converted or with which it may be consolidated,
or  any corporation resulting from any merger, conversion
or  consolidation to which the Trustee shall be a  party,
or any corporation succeeding to all or substantially all
the corporate trust business of the Trustee, shall be the
successor   of  the  Trustee  hereunder,  provided   such
corporation  shall  be otherwise qualified  and  eligible
under  this Article, without the execution or  filing  of
any  paper or any further act on the part of any  of  the
parties  hereto.  In case any Securities shall have  been
authenticated, but not delivered, by the Trustee then  in
office,   any   successor   by  merger,   conversion   or
consolidation  to such authenticating Trustee  may  adopt
such   authentication  and  deliver  the  Securities   so
authenticated  with the same effect as if such  successor
Trustee had itself authenticated such Securities.

   SECTION  913.   Preferential  Collection   of   Claims
Against Company.

          If the Trustee shall be or become a creditor of
the  Company  or  any other obligor upon  the  Securities
(other  than  by  reason of a relationship  described  in
Section  311(b) of the Trust Indenture Act), the  Trustee
shall be subject to any and all applicable provisions  of
the  Trust  Indenture  Act regarding  the  collection  of
claims  against the Company or such other  obligor.   For
purposes of Section 311(b) of the Trust Indenture Act:

           (a) the term "cash transaction" means any transaction in which full payment for goods or securities sold is made within seven days after delivery of the goods or securities in currency or in checks or other orders drawn upon banks or bankers and payable upon demand;

           (b)   the term "self-liquidating paper"  means
     any   draft,   bill  of  exchange,   acceptance   or
     obligation  which  is  made,  drawn,  negotiated  or
     incurred by the Company for the purpose of financing
     the  purchase, processing, manufacturing,  shipment,
     storage  or sale of goods, wares or merchandise  and
     which  is secured by documents evidencing title  to,
     possession of, or a lien upon, the goods,  wares  or
     merchandise  or the receivables or proceeds  arising
     from  the  sale  of the goods, wares or  merchandise
     previously  constituting the security, provided  the
     security  is  received by the Trustee simultaneously
     with  the creation of the creditor relationship with
     the   Company  arising  from  the  making,  drawing,
     negotiating or incurring of the draft, bill of exchange, acceptance or obligation.

   SECTION 914.  Co-trustees and Separate Trustees.

           At  any  time  or times, for  the  purpose  of
meeting   the   legal  requirements  of  any   applicable
jurisdiction, the Company and the Trustee shall have power to appoint, and, upon the written request of the Trustee or of the Holders of at least 33% in principal amount of the Securities then Outstanding, the Company shall for such purpose join with the Trustee in the execution and delivery of all instruments and agreements necessary or proper to appoint, one or more Persons approved by the Trustee either to act as co-trustee, jointly with the Trustee, or to act as separate trustee, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons, in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Company does not join in such appointment within 15 days after the receipt by it of a request so to do, or if an Event of Default shall have occurred and be continuing, the Trustee alone shall have power to make such appointment.

           Should any written instrument or instruments from the Company be required by any co-trustee or separate trustee so appointed to more fully confirm to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Company.

           Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following conditions:

           (a)  the Securities shall be authenticated and
     delivered,  and  all  rights,  powers,  duties   and
     obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised solely, by the Trustee;

          (b) the rights, powers, duties and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed either by the Trustee or by the Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee;

           (c)  the Trustee at any time, by an instrument
     in  writing executed by it, with the concurrence  of
     the Company, may accept the resignation of or remove
     any  co-trustee or separate trustee appointed  under
     this Section, and, if an Event of Default shall have
     occurred  and be continuing, the Trustee shall  have
     power  to accept the resignation of, or remove,  any
     such  co-trustee  or  separate trustee  without  the
     concurrence  of  the  Company.   Upon  the   written
     request of the Trustee, the Company shall join with the Trustee in the execution and delivery of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section;

            (d)    no   co-trustee  or  separate  trustee
     hereunder shall be personally liable by reason of any act or omission of the Trustee, or any other such trustee hereunder; and

           (e) any Act of Holders delivered to the Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

   SECTION 915.  Appointment of Authenticating Agent.

           The Trustee may appoint an Authenticating Agent
or  Agents with respect to the Securities of one  or  more
series, which shall be authorized to act on behalf of  the
Trustee  to authenticate Securities of such series  issued
upon original issuance and upon exchange, registration  of
transfer  or  partial redemption thereof  or  pursuant  to
Section  306,  and  Securities so authenticated  shall  be
entitled  to the benefits of this Indenture and  shall  be
valid  and obligatory for all purposes as if authenticated
by  the Trustee hereunder.  Wherever reference is made  in
this  Indenture  to  the authentication  and  delivery  of
Securities by the Trustee or the Trustee's certificate  of
authentication, such reference shall be deemed to  include
authentication and delivery on behalf of the Trustee by an
Authenticating  Agent and a certificate of  authentication
executed  on  behalf of the Trustee by  an  Authenticating
Agent.   Each Authenticating Agent shall be acceptable  to
the  Company  and  shall  at all times  be  a  corporation
organized and doing business under the laws of the  United
States, any State or territory thereof or the District  of
Columbia  or  the Commonwealth of Puerto Rico,  authorized
under  such laws to act as Authenticating Agent, having  a
combined  capital and surplus of not less than $50,000,000
and  subject to supervision or examination by  Federal  or
State  authority.  If such Authenticating Agent  publishes
reports of condition at least annually, pursuant to law or
to  the  requirements  of  said supervising  or  examining
authority,  then  for the purposes of  this  Section,  the
combined capital and surplus of such Authenticating  Agent
shall be deemed to be its combined capital and surplus  as
set  forth in its most recent report of condition  so  pub
lished.   If  at  any time an Authenticating  Agent  shall
cease to be eligible in accordance with the provisions of this Section, such Authenticating Agent shall resign immediately in the manner and with the effect specified in this Section.

           Any  corporation  into which an  Authenticating
Agent  may be merged or converted or with which it may  be
consolidated,  or  any  corporation  resulting  from   any
merger,   conversion  or  consolidation  to   which   such
Authenticating Agent shall be a party, or any corporation succeeding to the corporate agency or corporate trust business of an Authenticating Agent, shall continue to be an Authenticating Agent, provided such corporation shall be otherwise eligible under this Section, without the execution or filing of any paper or any further act on the part of the Trustee or the Authenticating Agent.

           An Authenticating Agent may resign at any time by giving written notice thereof to the Trustee and to the Company. The Trustee may at any time terminate the agency of an Authenticating Agent by giving written notice thereof to such Authenticating Agent and to the Company.
Upon receiving such a notice of resignation or upon such a termination, or in case at any time such Authenticating
Agent shall cease to be eligible in accordance with the provisions of this Section, the Trustee may appoint a successor Authenticating Agent which shall be acceptable to the Company. Any successor Authenticating Agent upon acceptance of its appointment hereunder shall become vested with all the rights, powers and duties of its predecessor hereunder, with like effect as if originally named as an Authenticating Agent. No successor Authen ticating Agent shall be appointed unless eligible under the provisions of this Section.

          The Company agrees to pay to each Authenticating
Agent from time to time reasonable compensation for its services under this Section.

           The  provisions of Sections 308,  904  and  905
shall be applicable to each Authenticating Agent.

          If an appointment with respect to the Securities of one or more series shall be made pursuant to this Section, the Securities of such series may have endorsed thereon, in addition to the Trustee's certificate of authentication, an alternate certificate of authentication substantially in the following form:

           This is one of the Securities of the series designated therein referred to in the within-mentioned
Indenture.

   Dated:
________________________

As Trustee



By_____________________
                                   _

As Authenticating

Agent


                                   By_____________________
                                   _

Authorized
                                   Signatory

           If all of the Securities of a series may not be
originally issued at one time, and if the Trustee does not
have  an office capable of authenticating Securities  upon
original issuance located in a Place of Payment where  the
Company   wishes  to  have  Securities  of   such   series
authenticated upon original issuance, the Trustee, if so requested by the Company in writing (which writing need not comply with Section 102 and need not be accompanied by an Opinion of Counsel), shall appoint, in accordance with this Section and in accordance with such procedures as shall be acceptable to the Trustee, an Authenticating
Agent having an office in a Place of Payment designated by the Company with respect to such series of Securities.


                       ARTICLE TEN

    Holders' Lists and Reports by Trustee and Company

SECTION 1001.  Lists of Holders.

           Semiannually,  not  later  than  March  15  and
September 15 in each year, commencing September 15,  1996,
and  at  such  other times as the Trustee may  request  in
writing,  the  Company  shall  furnish  or  cause  to   be
furnished to the Trustee information as to the names and addresses of the Holders, and the Trustee shall preserve such information and similar information received by it in any other capacity and afford to the Holders access to information so preserved by it, all to such extent, if any, and in such manner as shall be required by the Trust
Indenture Act; provided, however, that no such list need be furnished so long as the Trustee shall be the Security
Registrar.

   SECTION 1002.  Reports by Trustee and Company.

           Not later than _____________ in each year, commencing ________________, the Trustee shall transmit to the Holders and the Commission a report, dated as of the next preceding _______________, with respect to any events and other matters described in Section 313(a) of the Trust
Indenture Act, in such manner and to the extent required by the Trust Indenture Act. The Trustee shall transmit to the Holders and the Commission, and the Company shall file with the Trustee (within 30 days after filing with the Commission in the case of reports which pursuant to the Trust Indenture Act must be filed with the Commission and furnished to the Trustee) and transmit to the Holders, such other information, reports and other documents, if any, at such times and in such manner, as shall be required by the Trust Indenture Act.

           To  the  extent required by the Trust Indenture
Act, the Company shall file with the Trustee the following
documents  and reports within 30 days after such documents
or   reports   (or  consolidated  documents   or   reports
containing such documents or reports) are filed  with  the
Commission:

          (a)  The Company=s     annual reports on Form 10-
          K;
          (b)  The Company=s     quarterly reports on Form
          10-Q;
          (c)  The Company=s     current reports on Form 8-
          K; and
          (d)       Any  other documents  filed  with  the
          Commission which are filed with or incorporated by reference in the foregoing reports, related to the Company, and have not previously been filed with the Trustee.

To  the  extent  that  any of the foregoing  documents  or
reports are consolidated with similar documents or reports
filed   by  an  affiliate,  the  Company  may  file   such
consolidated document or report with the Trustee in lieu of the separate document or report.


                      ARTICLE ELEVEN

   Consolidation, Merger, Conveyance or Other Transfer

SECTION  1101.   Company May Consolidate,  etc.,  Only  on
Certain Terms.

           The Company shall not consolidate with or merge
into   any  other  corporation,  or  convey  or  otherwise
transfer or lease its properties and assets substantially as an entirety to any Person, unless

             (a)    the   corporation   formed   by   such
     consolidation or into which the Company is merged or the Person which acquires by conveyance or transfer, or which leases, the properties and assets of the Com pany substantially as an entirety shall be a Person organized and validly existing under the laws of the United States, any State thereof or the District of Columbia, and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and premium, if any, and interest, if any, on all Outstanding
     Securities and the performance of every covenant of this Indenture on the part of the Company to be per formed or observed;

           (b)   immediately after giving effect  to  such
     transaction   and   treating  any  indebtedness   for
     borrowed money which becomes an obligation of the Company as a result of such transaction as having been incurred by the Company at the time of such transaction, no Event of Default, and no event which, after notice or lapse of time or both, would become an Event of Default, shall have occurred and be continuing; and

           (c)   the Company shall have delivered  to  the
     Trustee  an  Officer's Certificate and an Opinion  of
     Counsel,   each   stating  that  such  consolidation,
     merger, conveyance, or other transfer or lease and such supplemental indenture comply with this Article and that all conditions precedent herein provided for relating to such transactions have been complied with.

   SECTION 1102.  Successor Corporation Substituted.

           Upon  any consolidation by the Company with  or
merger  by the Company into any other corporation  or  any
conveyance,  or other transfer or lease of the  properties
and assets of the Company substantially as an entirety  in
accordance  with  Section 1101, the successor  corporation
formed by such consolidation or into which the Company  is
merged or the Person to which such conveyance, transfer or
lease  is  made shall succeed to, and be substituted  for,
and  may  exercise every right and power of,  the  Company
under  this  Indenture with the same  effect  as  if  such
successor Person had been named as the Company herein, and
thereafter, except in the case of a lease, the predecessor
Person  shall be relieved of all obligations and covenants
under   this  Indenture  and  the  Securities  Outstanding
hereunder.


                      ARTICLE TWELVE

                 Supplemental Indentures

SECTION 1201.  Supplemental Indentures Without Consent  of
Holders.

           Without the consent of any Holders, the Company and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

           (a)   to  evidence  the succession  of  another
     Person to the Company and the assumption by any such successor of the covenants of the Company herein and in the Securities, all as provided in Article Eleven;
     or

          (b) to add one or more covenants of the Company or other provisions for the benefit of all Holders or for the benefit of the Holders of, or to remain in effect only so long as there shall be Outstanding, Securities of one or more specified series, or to surrender any right or power herein conferred upon the Company; or

           (c) to add any additional Events of Default with respect to all or any series of Securities
     Outstanding hereunder; or

           (d)   to  change or eliminate any provision  of
     this  Indenture or to add any new provision  to  this
     Indenture;  provided, however, that if  such  change,
     elimination  or addition shall adversely  affect  the
     interests of the Holders of Securities of any  series
     Outstanding   on   the   date   of   such   indenture
     supplemental  hereto  in any material  respect,  such
     change,   elimination   or  addition   shall   become
     effective with respect to such series only pursuant to the provisions of Section 1202 hereof or when no Security of such series remains Outstanding; or

           (e) to provide collateral security for the Securities; or

            (f)   to  establish  the  form  or  terms   of
     Securities of any series as contemplated by  Sections
     201 and 301; or

           (g)   to  provide  for the  authentication  and
     delivery    of   bearer   securities   and    coupons
     appertaining thereto representing interest, if any, thereon and for the procedures for the registration, exchange and replacement thereof and for the giving of notice to, and the solicitation of the vote or consent of, the holders thereof, and for any and all other matters incidental thereto; or

           (h) to evidence and provide for the acceptance of appointment hereunder by a separate or successor
     Trustee with respect to the Securities of one or more series and to add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of Section 911(b); or

           (i) to provide for the procedures required to permit the Company to utilize, at its option, a non-certificated system of registration for all, or any series of, the Securities; or

          (j) to change any place or places where (1) the principal of and premium, if any, and interest, if any, on all or any series of Securities shall be payable, (2) all or any series of Securities may be surrendered for registration of transfer, (3) all or any series of Securities may be surrendered for exchange and (4) notices and demands to or upon the Company in respect of all or any series of Securities and this Indenture may be served; or

           (k)   to  cure  any ambiguity,  to  correct  or
     supplement   any  provision  herein  which   may   be
     defective  or  inconsistent with any other  provision
     herein,  or  to  make  any  other  changes   to   the
     provisions  hereof  or to add other  provisions  with
     respect  to  matters or questions arising under  this
     Indenture,  provided  that  such  other  changes   or
     additions shall not adversely affect the interests of the Holders of Securities of any series in any material respect.

            Without   limiting  the  generality   of   the
foregoing, if the Trust Indenture Act as in effect at the date of the execution and delivery of this Indenture or at any time thereafter shall be amended and

                     (x)   if  any  such  amendment  shall
          require  one  or more changes to any  provisions
          hereof or the inclusion herein of any additional
          provisions,  or  shall by operation  of  law  be
          deemed  to  effect such changes  or  incorporate
          such  provisions by reference or otherwise, this
          Indenture  shall be deemed to have been  amended
          so  as to conform to such amendment to the Trust
          Indenture  Act, and the Company and the  Trustee
          may,  without the consent of any Holders,  enter
          into  an indenture supplemental hereto to effect
          or   evidence   such   changes   or   additional
          provisions; or

                     (y)   if  any  such  amendment  shall
          permit   one   or  more  changes  to,   or   the
          elimination of, any provisions hereof which,  at
          the date of the execution and delivery hereof or
          at  any  time  thereafter, are required  by  the
          Trust Indenture Act to be contained herein, this
          Indenture  shall be deemed to have been  amended
          to  effect such changes or elimination, and  the
          Company and the Trustee may, without the consent
          of   any   Holders,  enter  into  an   indenture
          supplemental hereto to evidence such amendment hereof.

   SECTION 1202.  Supplemental Indentures With Consent  of
Holders.

          With the consent of the Holders of not less than
a majority in aggregate principal amount of the Securities
of  all  series  then  Outstanding under  this  Indenture,
considered as one class, by Act of said Holders  delivered
to   the  Company  and  the  Trustee,  the  Company,  when
authorized by a Board Resolution, and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture or modifying in any manner the rights of the Holders of Securities of such series under the Indenture; provided, however, that if there shall be Securities of more than one series Outstanding hereunder and if a proposed supplemental indenture shall directly affect the rights of the Holders of Securities of one or more, but less than all, of such series, then the consent only of the Holders of a majority in aggregate principal amount of the Outstanding Securities of all series so directly affected, considered as one class, shall be required; and provided, further, that no such supplemental indenture shall:

          (a)  change the Stated Maturity of the principal
     of, or any installment of principal of or interest on
     (except  as  provided  in Section  311  hereof),  any
     Security,  or reduce the principal amount thereof  or
     the  rate of interest thereon (or the amount  of  any
     installment of interest thereon) or change the method
     of  calculating  such  rate  or  reduce  any  premium
     payable  upon the redemption thereof, or  change  the
     coin  or  currency (or other property), in which  any
     Security  or any premium or the interest  thereon  is
     payable,  or impair the right to institute  suit  for
     the  enforcement of any such payment on or after  the
     Stated  Maturity of any Security (or, in the case  of
     redemption,   on  or  after  the  Redemption   Date),
     without, in any such case, the consent of the Holder of such Security, or

           (b)   reduce the percentage in principal amount
     of  the Outstanding Securities of any series (or,  if
     applicable, in liquidation preference of  any  series
     of  Preferred Securities), the consent of the Holders
     of  which  is  required for any such supplemental  in
     denture,  or the consent of the Holders of  which  is
     required  for  any  waiver  of  compliance  with  any
     provision  of  this  Indenture  or  of  any   default
     hereunder   and  its  consequences,  or  reduce   the
     requirements of Section 1304 for quorum or voting, without, in any such case, the consent of the Holders of each Outstanding Security of such series, or

           (c) modify any of the provisions of this Section, Section 607 or Section 813 with respect to the Securities of any series, except to increase the percentages in principal amount referred to in this Section or such other Sections or to provide that other provisions of this Indenture cannot be modified or waived without the consent of the Holder of each Outstanding Security affected thereby; provided, how ever, that this clause shall not be deemed to require the consent of any Holder with respect to changes in the references to "the Trustee" and concomitant changes in this Section, or the deletion of this pro viso, in accordance with the requirements of Sections
     911(b) and 1201(h).

Notwithstanding  the foregoing, so  long  as  any  of  the
Preferred  Securities remain outstanding, the Trustee  may
not consent to a supplemental indenture under this Section
1202 without the prior consent, obtained as provided in  a
Trust  Agreement pertaining to a Trust which  issued  such
Preferred  Securities, of the holders of not less  than  a
majority  in  aggregate  liquidation  preference  of   all
Preferred   Securities  issued  by  such  Trust  affected,
considered  as  one  class, or, in  the  case  of  changes
described  in  clauses (a), (b) and  (c)  above,  100%  in
aggregate  liquidation preference of  all  such  Preferred
Securities  then  outstanding  which  would  be   affected
thereby,   considered  as  one  class.    A   supplemental
indenture  which  changes or eliminates  any  covenant  or
other provision of this Indenture which has expressly been
included  solely for the benefit of one or more particular
series of Securities, or which modifies the rights of  the
Holders of Securities of such series with respect to  such
covenant or other provision, shall be deemed not to affect
the  rights  under  this  Indenture  of  the  Holders   of
Securities of any other series.

          It shall not be necessary for any Act of Holders
under  this Section to approve the particular form of  any
proposed   supplemental  indenture,  but   it   shall   be
sufficient  if  such  Act  shall  approve  the   substance
thereof.   A waiver by a Holder of such Holder's right  to
consent under this Section shall be deemed to be a consent of such Holder.

   SECTION     1203.     Execution     of     Supplemental
Indentures.

          In executing, or accepting the additional trusts
created  by, any supplemental indenture permitted by  this
Article or the modifications thereby of the trusts created
by  this  Indenture,  the Trustee  shall  be  entitled  to
receive,  and  (subject to Section  901)  shall  be  fully
protected  in relying upon, an Opinion of Counsel  stating
that  the  execution  of  such supplemental  indenture  is
authorized  or permitted by this Indenture.   The  Trustee
may, but shall not be obligated to, enter into any such supplemental indenture which affects the Trustee's own rights, duties, immunities or liabilities under this Indenture or otherwise.

SECTION 1204.  Effect of Supplemental Indentures.

          Upon the execution of any supplemental indenture
under  this  Article, this Indenture shall be modified  in
accordance  therewith,  and  such  supplemental  indenture
shall form a part of this Indenture for all purposes;  and
every  Holder  of  Securities  theretofore  or  thereafter
authenticated  and  delivered  hereunder  shall  be  bound
thereby.   Any  supplemental indenture permitted  by  this
Article  may restate this Indenture in its entirety,  and,
upon   the  execution  and  delivery  thereof,  any   such
restatement shall supersede this Indenture as theretofore in effect for all purposes.

SECTION 1205.  Conformity With Trust Indenture Act.

           Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the Trust Indenture Act as then in effect.

SECTION  1206.   Reference in Securities  to  Supplemental
Indentures.

           Securities  of  any  series  authenticated  and
delivered   after   the  execution  of  any   supplemental
indenture  pursuant  to this Article  may,  and  shall  if
required  by the Trustee, bear a notation in form approved
by  the  Trustee  as to any matter provided  for  in  such
supplemental   indenture.   If  the   Company   shall   so
determine, new Securities of any series so modified as to conform, in the opinion of the Trustee and the Company, to any such supplemental indenture may be prepared and executed by the Company and authenticated and delivered by the Trustee in exchange for Outstanding Securities of such series.

SECTION    1207.    Modification   Without    Supplemental
Indenture.

           If  the  terms  of  any  particular  series  of
Securities  shall  have  been  established  in   a   Board
Resolution or an Officer's Certificate pursuant to a Board
Resolution as contemplated by Section 301, and not  in  an
indenture supplemental hereto, additions to, changes in or
the  elimination of any of such terms may be  effected  by
means  of  a  supplemental Board Resolution  or  Officer's
Certificate,  as  the  case  may  be,  delivered  to,  and
accepted  by,  the Trustee; provided, however,  that  such
supplemental  Board  Resolution or  Officer's  Certificate
shall  not  be  accepted by the Trustee  or  otherwise  be
effective  unless  all  conditions  set  forth   in   this
Indenture which would be required to be satisfied if  such
additions,  changes  or elimination were  contained  in  a
supplemental   indenture  shall  have  been  appropriately
satisfied.   Upon the acceptance thereof by  the  Trustee,
any   such  supplemental  Board  Resolution  or  Officer's
Certificate   shall  be  deemed  to  be  a   "supplemental
indenture" for purposes of Section 1204 and 1206.


                     ARTICLE THIRTEEN

       Meetings of Holders; Action Without Meeting

SECTION 1301.  Purposes for Which Meetings May Be Called.

           A  meeting of Holders of Securities of  one  or
more,  or  all, series may be called at any time and  from
time  to  time pursuant to this Article to make,  give  or
take   any   request,  demand,  authorization,  direction,
notice, consent, waiver or other action provided by this Indenture to be made, given or taken by Holders of Securities of such series.

SECTION 1302.  Call, Notice and Place of Meetings.

           (a)  The Trustee may at any time call a meeting
     of  Holders  of  Securities of one or more,  or  all,
     series for any purpose specified in Section 1301,  to
     be held at such time and at such place in the Borough
     of  Manhattan, The City of New York, as  the  Trustee
     shall  determine,  or,  with  the  approval  of   the
     Company, at any other place. Notice of every such meeting, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be given, in the manner provided in Section 106, not less than 21 nor more than 180 days prior to the date fixed for the meeting.

          (b) If the Trustee shall have been requested to call a meeting of the Holders of Securities of one or more, or all, series by the Company or by the Holders of 33% in aggregate principal amount of all of such series, considered as one class, for any purpose specified in Section 1301, by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have given the notice of such meeting within 21 days after receipt of such request or shall not thereafter proceed to cause the meeting to be held as provided herein, then the Company or the Holders of Securities of such series in the amount above specified, as the case may be, may determine the time and the place in the Borough of Manhattan, The City of New York, or in such other place as shall be determined or approved by the Company, for such meeting and may call such meeting for such purposes by giving notice thereof as provided in subsection (a) of this Section.

          (c) Any meeting of Holders of Securities of one or more, or all, series shall be valid without notice if the Holders of all Outstanding Securities of such series are present in person or by proxy and if rep resentatives of the Company and the Trustee are present, or if notice is waived in writing before or after the meeting by the Holders of all Outstanding
     Securities of such series, or by such of them as are not present at the meeting in person or by proxy, and by the Company and the Trustee.

SECTION 1303.  Persons Entitled to Vote at Meetings.

          To be entitled to vote at any meeting of Holders
of  Securities  of one or more, or all,  series  a  Person
shall   be  (a)  a  Holder  of  one  or  more  Outstanding
Securities of such series, or (b) a Person appointed by an instrument in writing as proxy for a Holder or Holders of one or more Outstanding Securities of such series by such Holder or Holders. The only Persons who shall be entitled to attend any meeting of Holders of Securities of any series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Company and its counsel.

SECTION 1304.  Quorum; Action.

           The  Persons  entitled to vote  a  majority  in
aggregate  principal amount of the Outstanding  Securities
of  the series with respect to which a meeting shall  have
been  called as hereinbefore provided, considered  as  one
class,  shall constitute a quorum for a meeting of Holders
of  Securities of such series; provided, however, that  if
any  action  is  to  be taken at such meeting  which  this
Indenture  expressly provides may be taken by the  Holders
of  a specified percentage, which is less than a majority,
in  principal amount of the Outstanding Securities of such
series,  considered as one class, the Persons entitled  to
vote such specified percentage in principal amount of  the
Outstanding Securities of such series, considered  as  one
class,  shall  constitute a quorum.  In the absence  of  a
quorum within one hour of the time appointed for any  such
meeting, the meeting shall, if convened at the request  of
Holders  of  Securities of such series, be dissolved.   In
any  other  case  the  meeting may be adjourned  for  such
period as may be determined by the chairman of the meeting
prior  to the adjournment of such meeting.  In the absence
of  a quorum at any such adjourned meeting, such adjourned
meeting may be further adjourned for such period as may be
determined  by the chairman of the meeting  prior  to  the
adjournment of such adjourned meeting.  Except as provided
by  Section  1305(e),  notice of the  reconvening  of  any
meeting adjourned for more than 30 days shall be given  as
provided in Section 1302(a) not less than 10 days prior to
the  date  on which the meeting is scheduled to  be  recon
vened.   Notice of the reconvening of an adjourned meeting
shall state expressly the percentage, as provided above, of the principal amount of the Outstanding Securities of such series which shall constitute a quorum.

            Except   as  limited  by  Section  1202,   any
resolution presented to a meeting or adjourned meeting duly reconvened at which a quorum is present as aforesaid may be adopted only by the affirmative vote of the Holders of a majority in aggregate principal amount of the Outstanding Securities of the series with respect to which such meeting shall have been called, considered as one class; provided, however, that, except as so limited, any resolution with respect to any action which this Indenture expressly provides may be taken by the Holders of a specified percentage, which is less than a majority, in principal amount of the Outstanding Securities of such series, considered as one class, may be adopted at a meeting or an adjourned meeting duly reconvened and at which a quorum is present as aforesaid by the affirmative vote of the Holders of such specified percentage in principal amount of the Outstanding Securities of such series, considered as one class.

           Any resolution passed or decision taken at any meeting of Holders of Securities duly held in accordance with this Section shall be binding on all the Holders of Securities of the series with respect to which such meeting shall have been held, whether or not present or represented at the meeting.

SECTION  1305.   Attendance at Meetings; Determination  of
Voting Rights;
Conduct and Adjournment of Meetings.

           (a) Attendance at meetings of Holders of Securities may be in person or by proxy; and, to the extent permitted by law, any such proxy shall remain in effect and be binding upon any future Holder of the Securities with respect to which it was given unless and until specifically revoked by the Holder or future Holder (except as provided in Section
     104(g)), of such Securities before being voted.

           (b)   Notwithstanding any other  provisions  of
     this  Indenture, the Trustee may make such reasonable
     regulations as it may deem advisable for any  meeting
     of  Holders of Securities in regard to proof  of  the
     holding of such Securities and of the appointment  of
     proxies  and in regard to the appointment and  duties
     of   inspectors   of   votes,  the   submission   and
     examination  of  proxies,  certificates   and   other
     evidence of the right to vote, and such other matters
     concerning  the conduct of the meeting  as  it  shall
     deem  appropriate.  Except as otherwise permitted  or
     required  by  any such regulations,  the  holding  of
     Securities shall be proved in the manner specified in
     Section 104 and the appointment of any proxy shall be
     proved in the manner specified in Section 104.   Such
     regulations  may  provide  that  written  instruments
     appointing  proxies, regular on their  face,  may  be
     presumed   valid  and  genuine  without   the   proof
     specified in Section 104 or other proof.

           (c)   The  Trustee shall, by an  instrument  in
     writing, appoint a temporary chairman of the meeting,
     unless  the  meeting shall have been  called  by  the
     Company or by Holders as provided in Section 1302(b),
     in   which  case  the  Company  or  the  Holders   of
     Securities of the series calling the meeting, as  the
     case may be, shall in like manner appoint a temporary
     chairman.   A  permanent  chairman  and  a  permanent
     secretary of the meeting shall be elected by vote of the Persons entitled to vote a majority in aggregate principal amount of the Outstanding Securities of all series represented at the meeting, considered as one class.

           (d) At any meeting each Holder or proxy shall be entitled to one vote for each $1 principal amount of Securities held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of any Security challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote, except as a Holder of a Security or proxy.

          (e)  Any meeting duly called pursuant to Section
     1302  at  which a quorum is present may be  adjourned
     from  time  to  time by Persons entitled  to  vote  a
     majority  in  aggregate  principal  amount   of   the
     Outstanding Securities of all series represented at the meeting, considered as one class; and the meeting may be held as so adjourned without further notice.

SECTION  1306.   Counting Votes and  Recording  Action  of
Meetings.

           The  vote upon any resolution submitted to  any
meeting  of Holders shall be by written ballots  on  which
shall  be subscribed the signatures of the Holders  or  of
their  representatives by proxy and the principal  amounts
and  serial numbers of the Outstanding Securities, of  the
series  with respect to which the meeting shall have  been
called,  held  or  represented  by  them.   The  permanent
chairman  of  the meeting shall appoint two inspectors  of
votes who shall count all votes cast at the meeting for or
against  any resolution and who shall make and  file  with
the  secretary  of  the  meeting  their  verified  written
reports of all votes cast at the meeting.  A record of the
proceedings  of each meeting of Holders shall be  prepared
by  the  secretary  of  the meeting  and  there  shall  be
attached  to  said  record  the original  reports  of  the
inspectors  of  votes on any vote by ballot taken  thereat
and affidavits by one or more persons having knowledge  of
the  facts  setting  forth a copy of  the  notice  of  the
meeting and showing that said notice was given as provided
in  Section  1302 and, if applicable, Section 1304.   Each
copy shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one such copy shall be delivered to the Company, and another to the Trustee to be preserved by the Trustee, the latter to have attached thereto the ballots voted at the meeting.
Any record so signed and verified shall be conclusive evidence of the matters therein stated.

SECTION 1307.  Action Without Meeting.

           In lieu of a vote of Holders at a meeting as hereinbefore contemplated in this Article, any request, de mand, authorization, direction, notice, consent, waiver or other action may be made, given or taken by Holders by written instruments as provided in Section 104.


                     ARTICLE FOURTEEN

Immunity of Incorporators, Stockholders, Officers and Dire ctors

SECTION 1401.  Liability Solely Corporate.

           No recourse shall be had for the payment of the
principal of or premium, if any, or interest, if  any,  on
any  Securities,  or any part thereof, or  for  any  claim
based  thereon or otherwise in respect thereof, or of  the
indebtedness represented thereby, or upon any  obligation,
covenant  or  agreement under this Indenture, against  any
incorporator, stockholder, officer or director,  as  such,
past,  present  or  future  of  the  Company  or  of   any
predecessor  or successor corporation (either directly  or
through   the  Company  or  a  predecessor  or   successor
corporation), whether by virtue of any constitutional  pro
vision,  statute or rule of law, or by the enforcement  of
any assessment or penalty or otherwise; it being expressly
agreed  and  understood that this Indenture  and  all  the
Securities are solely corporate obligations, and  that  no
personal  liability  whatsoever shall  attach  to,  or  be
incurred  by,  any incorporator, stockholder,  officer  or
director,  past, present or future, of the Company  or  of
any  predecessor or successor corporation, either directly
or  indirectly  through the Company or any predecessor  or
successor corporation, because of the indebtedness  hereby
authorized   or  under  or  by  reason  of  any   of   the
obligations,  covenants or agreements  contained  in  this
Indenture  or  in any of the Securities or to  be  implied
herefrom   or  therefrom,  and  that  any  such   personal
liability is hereby expressly waived and released as a condition of, and as part of the consideration for, the execution of this Indenture and the issuance of the Securities.

                     ARTICLE FIFTEEN

               Subordination of Securities

SECTION   1501.    Securities   Subordinate   to    Senior
Indebtedness.

           The Company, for itself, its successors and assigns, covenants and agrees, and each Holder of the Securities of each series, by its acceptance thereof, likewise covenants and agrees, that the payment of the principal of and premium, if any, and interest, if any, on each and all of the Securities is hereby expressly subordinated and subject to the extent and in the manner set forth in this Article, in right of payment to the prior payment in full of all Senior Indebtedness.

          Each Holder of the Securities of each series, by its acceptance thereof, authorizes and directs the Trustee on its behalf to take such action as may be necessary or appropriate to effectuate the subordination as provided in this Article, and appoints the Trustee its attorney-in-fact for any and all such purposes.

SECTION 1502.  Payment Over of Proceeds of Securities.

          In the event (a) of any insolvency or bankruptcy
proceedings     or    any    receivership,    liquidation,
reorganization or other similar proceedings in respect of the Company or a substantial part of its property, or of any proceedings for liquidation, dissolution or other winding up of the Company, whether or not involving insolvency or bankruptcy, or (b) subject to the provisions of Section 1503, that (i) a default shall have occurred with respect to the payment of principal of or interest on or other monetary amounts due and payable on any Senior
Indebtedness, or (ii) there shall have occurred a  default
(other than a default in the payment of principal or interest or other monetary amounts due and payable) in respect of any Senior Indebtedness, as defined therein or in the instrument under which the same is outstanding, permitting the holder or holders thereof to accelerate the maturity thereof (with notice or lapse of time, or both), and such default shall have continued beyond the period of grace, if any, in respect thereof, and, in the cases of subclauses (i) and (ii) of this clause (b), such default shall not have been cured or waived or shall not have ceased to exist, or (c) that the principal of and accrued interest on the Securities of any series shall have been declared due and payable pursuant to Section 801 and such declaration shall not have been rescinded and annulled as provided in Section 802, then:

                 (1)    the  holders  of  all  Senior
          Indebtedness  shall first  be  entitled  to
          receive  payment  of the  full  amount  due
          thereon,  or  provision shall be  made  for
          such  payment  in money or  money's  worth,
          before the Holders of any of the Securities
          are  entitled  to  receive  a  payment   on
          account of the principal of or interest  on
          the    indebtedness   evidenced   by    the
          Securities, including, without limitation, any payments made pursuant to Articles Four and Five;

                (2)   any payment by, or distribution
          of  assets of, the Company of any  kind  or
          character,  whether in  cash,  property  or
          securities,  to  which any  Holder  or  the
          Trustee  would be entitled except  for  the
          provisions of this Article, shall  be  paid
          or  delivered  by  the person  making  such
          payment  or distribution, whether a trustee
          in  bankruptcy,  a receiver or  liquidating
          trustee  or  otherwise,  directly  to   the
          holders  of  such  Senior  Indebtedness  or
          their representative or representatives  or
          to   the  trustee  or  trustees  under  any
          indenture   under  which  any   instruments
          evidencing  any of such Senior Indebtedness
          may have been issued, ratably according  to
          the  aggregate amounts remaining unpaid  on
          account of such Senior Indebtedness held or
          represented   by  each,   to   the   extent
          necessary to make payment in full of all Senior Indebtedness remaining unpaid after giving effect to any concurrent payment or distribution (or provision therefor) to the holders of such Senior Indebtedness, before any payment or distribution is made to the Holders of the indebtedness evidenced by the Securities or to the Trustee under this Indenture; and

                  (3)     in    the    event    that,
          notwithstanding the foregoing, any  payment
          by,  or  distribution  of  assets  of,  the
          Company  of any kind or character,  whether
          in cash, property or securities, in respect
          of   principal  of  or  interest   on   the
          Securities  or  in  connection   with   any
          repurchase   by   the   Company   of    the
          Securities,  shall  be  received   by   the
          Trustee  or  any Holder before  all  Senior
          Indebtedness is paid in full, or  provision
          is  made  for  such  payment  in  money  or
          money's worth, such payment or distribution
          in  respect of principal of or interest  on
          the  Securities or in connection  with  any
          repurchase by the Company of the Securities
          shall  be paid over to the holders of  such
          Senior Indebtedness or their representative
          or  representatives or to  the  trustee  or
          trustees  under any indenture  under  which
          any  instruments evidencing any such Senior
          Indebtedness may have been issued,  ratably
          as   aforesaid,  for  application  to   the
          payment    of   all   Senior   Indebtedness
          remaining  unpaid  until  all  such  Senior
          Indebtedness shall have been paid in  full,
          after   giving  effect  to  any  concurrent
          payment   or  distribution  (or   provision
          therefor)  to  the holders of  such  Senior
          Indebtedness.

          Notwithstanding the foregoing, at any time after the 123rd day following the date of deposit of cash or Government Obligations pursuant to Section 701 (provided all conditions set out in such Section shall have been satisfied), the funds so deposited and any interest thereon will not be subject to any rights of holders of Senior Indebtedness including, without limitation, those arising under this Article Fifteen; provided that no event described in clauses (d) and (e) of Section 801 with respect to the Company has occurred during such 123-day period.

           For  purposes of this Article only,  the  words
"cash,  property  or securities" shall not  be  deemed  to
include  shares of stock of the Company as reorganized  or
readjusted,  or  securities of the Company  or  any  other
corporation  provided for by a plan or  reorganization  or
readjustment which are subordinate in right of payment  to
all   Senior  Indebtedness  which  may  at  the  time   be
outstanding to the same extent as, or to a greater extent than, the Securities are so subordinated as provided in this Article. The consolidation of the Company with, or the merger of the Company into, another corporation or the liquidation or dissolution of the Company following the conveyance or transfer of its property as an entirety, or substantially as an entirety, to another corporation upon the terms and conditions provided for in Article Eleven hereof shall not be deemed a dissolution, winding-up, liquidation or reorganization for the purposes of this
Section 1502 if such other corporation shall, as a part of such consolidation, merger, conveyance or transfer, comply with the conditions stated in Article Eleven hereof.
Nothing in Section 1501 or in this Section 1502 shall apply to claims of, or payments to, the Trustee under or pursuant to Section 907.

SECTION  1503.   Disputes with Holders of  Certain  Senior
Indebtedness.

           Any  failure by the Company to make any payment
on  or  perform any other obligation in respect of  Senior
Indebtedness, other than any indebtedness incurred by  the
Company  or assumed or guaranteed, directly or indirectly,
by  the  Company  for  money borrowed  (or  any  deferral,
renewal,  extension  or refunding thereof)  or  any  other
obligation  as  to which the provisions  of  this  Section
shall have been waived by the Company in the instrument or
instruments  by  which  the  Company  incurred,   assumed,
guaranteed or otherwise created such indebtedness or obligation, shall not be deemed a default under clause (b) of Section 1502 if (i) the Company shall be disputing its obligation to make such payment or perform such obligation and (ii) either (A) no final judgment relating to such dispute shall have been issued against the Company which is in full force and effect and is not subject to further review, including a judgment that has become final by reason of the expiration of the time within which a party may seek further appeal or review, or (B) in the event that a judgment that is subject to further review or appeal has been issued, the Company shall in good faith be prosecuting an appeal or other proceeding for review and a stay or execution shall have been obtained pending such appeal or review.

SECTION 1504.  Subrogation.

           Senior Indebtedness shall not be deemed to have
been  paid  in full unless the holders thereof shall  have
received   cash   (or   securities   or   other   property
satisfactory  to  such holders) in full  payment  of  such
Senior  Indebtedness  then outstanding.   Subject  to  the
prior  payment  in  full of all Senior  Indebtedness,  the
rights   of  the  Holders  of  the  Securities  shall   be
subrogated  to  the  rights  of  the  holders  of   Senior
Indebtedness   to   receive  any   further   payments   or
distributions  of  cash, property  or  securities  of  the
Company   applicable  to  the  holders   of   the   Senior
Indebtedness  until all amounts owing  on  the  Securities
shall  be paid in full; and such payments or distributions
of cash, property or securities received by the Holders of
the  Securities,  by  reason of  such  subrogation,  which
otherwise  would be paid or distributed to the holders  of
such  Senior  Indebtedness shall, as between the  Company,
its   creditors   other  than  the   holders   of   Senior
Indebtedness, and the Holders, be deemed to be a payment by the Company to or on account of Senior Indebtedness, it being understood that the provisions of this Article are and are intended solely for the purpose of defining the relative rights of the Holders, on the one hand, and the holders of the Senior Indebtedness, on the other hand.

SECTION 1505.  Obligation of the Company Unconditional.

           Nothing  contained in this Article or elsewhere
in  this Indenture or in the Securities is intended to  or
shall  impair,  as among the Company, its creditors  other
than  the  holders of Senior Indebtedness and the Holders,
the  obligation  of  the Company, which  is  absolute  and
unconditional, to pay to the Holders the principal of  and
interest  on  the Securities as and when  the  same  shall
become due and payable in accordance with their terms,  or
is  intended to or shall affect the relative rights of the
Holders  and  creditors  of the  Company  other  than  the
holders of Senior Indebtedness, nor shall anything  herein
or   therein  prevent  the  Trustee  or  any  Holder  from
exercising all remedies otherwise permitted by applicable law upon default under this Indenture, subject to the rights, if any, under this Article of the holders of Senior Indebtedness in respect of cash, property or securities of the Company received upon the exercise of any such remedy.

           Upon  any payment or distribution of assets  or
securities of the Company referred to in this Article, the
Trustee and the Holders shall be entitled to rely upon any
order  or  decree of a court of competent jurisdiction  in
which   such  dissolution,  winding  up,  liquidation   or
reorganization proceedings are pending for the purpose of ascertaining the persons entitled to participate in such distribution, the holders of the Senior Indebtedness and other indebtedness of the Company, the amount thereof or payable thereon, the amount or amounts paid or distributed thereon, and all other facts pertinent thereto or to this Article.

SECTION  1506.   Priority  of  Senior  Indebtedness   Upon
Maturity.

          Upon the maturity of the principal of any Senior
Indebtedness by lapse of time, acceleration or  otherwise,
all  matured principal of Senior Indebtedness and interest
and  premium, if any, thereon shall first be paid in  full
before  any  payment of principal or premium, if  any,  or
interest,  if any, is made upon the Securities  or  before
any  Securities  can  be acquired by the  Company  or  any
sinking  fund  payment  is  made  with  respect   to   the
Securities (except that required sinking fund payments may be reduced by Securities acquired before such maturity of such Senior Indebtedness).

SECTION 1507.  Trustee as Holder of Senior Indebtedness.

           The Trustee shall be entitled to all rights set
forth   in  this  Article  with  respect  to  any   Senior
Indebtedness at any time held by it, to the same extent as any other holder of Senior Indebtedness. Nothing in this Article shall deprive the Trustee of any of its rights as such holder.

SECTION   1508.    Notice   to   Trustee   to   Effectuate
Subordination.

           Notwithstanding the provisions of this  Article
or any other provision of the Indenture, the Trustee shall
not  be  charged  with knowledge of the existence  of  any
facts  which would prohibit the making of any  payment  of
moneys  to or by the Trustee unless and until the  Trustee
shall  have  received  written  notice  thereof  from  the
Company,  from  a Holder or from a holder  of  any  Senior
Indebtedness or from any representative or representatives
of  such  holder  and, prior to the receipt  of  any  such
written notice, the Trustee shall be entitled, subject  to
Section 901, in all respects to assume that no such  facts
exist;  provided,  however, that, if prior  to  the  fifth
Business  Day preceding the date upon which by  the  terms
hereof any such moneys may become payable for any purpose,
or in the event of the execution of an instrument pursuant
to Section 702 acknowledging satisfaction and discharge of
this  Indenture, then if prior to the second Business  Day
preceding  the  date of such execution, the Trustee  shall
not  have received with respect to such moneys the  notice
provided  for  in  this  Section,  then,  anything  herein
contained  to  the contrary notwithstanding,  the  Trustee
may,  in its discretion, receive such moneys and/or  apply
the  same to the purpose for which they were received, and
shall not be affected by any notice to the contrary, which
may  be  received  by it on or after such date;  provided,
however,  that  no  such  application  shall  affect   the
obligations under this Article of the persons receiving such moneys from the Trustee.

SECTION  1509.   Modification, Extension, etc.  of  Senior
Indebtedness.

           The holders of Senior Indebtedness may, without affecting in any manner the subordination of the payment of the principal of and premium, if any, and interest, if any, on the Securities, at any time or from time to time and in their absolute discretion, agree with the Company to change the manner, place or terms of payment, change or extend the time of payment of, or renew or alter, any Senior Indebtedness, or amend or supplement any instrument pursuant to which any Senior Indebtedness is issued, or exercise or refrain from exercising any other of their rights under the Senior Indebtedness including, without limitation, the waiver of default thereunder, all without notice to or assent from the Holders or the Trustee.

SECTION 1510.  Trustee Has No Fiduciary Duty to Holders of
Senior Indebtedness.

            With   respect  to  the  holders   of   Senior
Indebtedness,  the Trustee undertakes  to  perform  or  to
observe only such of its covenants and objectives  as  are
specifically set forth in this Indenture, and  no  implied
covenants  or obligations with respect to the  holders  of
Senior  Indebtedness  shall be read  into  this  Indenture
against  the Trustee.  The Trustee shall not be deemed  to
owe   any   fiduciary  duty  to  the  holders  of   Senior
Indebtedness, and shall not be liable to any such holders if it shall mistakenly pay over or deliver to the Holders or the Company or any other Person, money or assets to which any holders of Senior Indebtedness shall be entitled by virtue of this Article or otherwise.

SECTION 1511.  Paying Agents Other Than the Trustee.

           In case at any time any Paying Agent other than the Trustee shall have been appointed by the Company and be then acting hereunder, the term "Trustee" as used in this Article shall in such case (unless the context shall otherwise require) be construed as extending to and including such Paying Agent within its meaning as fully for all intents and purposes as if such Paying Agent were named in this Article in addition to or in place of the Trustee; provided, however, that Sections 1507, 1508 and 1510 shall not apply to the Company if it acts as Paying
Agent.

SECTION  1512.   Rights of Holders of Senior  Indebtedness
Not Impaired.

           No right of any present or future holder of Senior Indebtedness to enforce the subordination herein shall at any time or in any way be prejudiced or impaired by any act or failure to act on the part of the Company or by any noncompliance by the Company with the terms, provisions and covenants of this Indenture, regardless of any knowledge thereof any such holder may have or be otherwise charged with.

SECTION   1513.    Effect  of  Subordination   Provisions;
Termination.

          Notwithstanding anything contained herein to the contrary, other than as provided in the immediately succeeding sentence, all the provisions of this Indenture shall be subject to the provisions of this Article, so far as the same may be applicable thereto.

          Notwithstanding anything contained herein to the
contrary, the provisions of this Article Fifteen shall  be
of  no  further effect, and the Securities shall no longer
be  subordinated in right of payment to the prior  payment
of   Senior  Indebtedness,  if  the  Company  shall   have
delivered  to  the Trustee a notice to such  effect.   Any
such notice delivered by the Company shall not be deemed to be a supplemental indenture for purposes of Article
Twelve hereof.

                _________________________

          This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.
           IN WITNESS WHEREOF, the parties hereto have caused this Indenture to be duly executed, and their respective corporate seals to be hereunto affixed and attested, all as of the day and year first above written.


                              ENTERGY ARKANSAS, INC.


                               By:


ATTEST:


____________________________


                              THE BANK  OF NEW YORK, Trustee


                               By:


ATTEST:


_____________________________

STATE OF LOUISIANA       )
                         ) ss.:
PARISH OF ORLEANS        )


          On the _____ day of ___________, 1996, before me
personally came ____________________________, to me known,
who, being by me duly sworn, did depose and say that he is the ________________ of Entergy Arkansas, Inc., one of the corporations described in and which executed the foregoing instrument; that he knows the seal of said corporation;
that the seal affixed to said instrument is such corporate seal; that it was so affixed by authority of the Board of Directors of said corporation, and that he signed his name thereto by like authority.




                                        Notary Public
                            Parish of Orleans, State of Louisiana





STATE OF NEW YORK        )
                         ) ss.:
COUNTY OF NEW YORK       )


           On  the  ____  day of _________________,  1996,
before  me  personally came _____________________________,
to  me known, who, being by me duly sworn, did depose  and
say that he is a _____________________________ of The Bank
of  New  York,  one of the corporations described  in  and
which executed the foregoing instrument; that he knows the
seal  of  said corporation; that the seal affixed to  said
instrument is such corporate seal; that it was so  affixed
by   authority   of  the  Board  of  Directors   of   said
corporation, and that he signed his name thereto by like authority.




                         Notary Public, State of New York